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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5032

BARON INVESTMENT FUNDS TRUST f/k/a

BARON ASSET FUND

(Exact name of registrant as specified in charter)

767 Fifth Avenue, 49th Floor	New York, NY 10153
(Address of Principal Executive Offices)	(Zip Code)

Patrick M. Patalino, Esq.

c/o Baron Investment Funds Trust

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-583-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1. Reports to Stockholders.

Baron Investment Funds Trust Annual Report for the period ended September 30, 2008.

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron iOpportunity Fund

Baron Fifth Avenue Growth Fund

September 30, 2008

767 Fifth Avenue

NY, NY 10153

212-583-2100

Baron Funds®

Annual Financial Report

Dear Baron Funds Shareholder:

In this report you will find audited financial statements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund for the fiscal year ended September 30, 2008. The Securities and Exchange Commission requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer and Chief Investment Officer November 24, 2008	Linda S. Martinson President and Chief Operating Officer November 24, 2008	Peggy Wong Treasurer and Chief Financial Officer November 24, 2008

This Annual Financial Report is for the Baron Investment Funds Trust, which currently has five series: Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund, and Baron Fifth Avenue Growth Fund. If you are interested in the Baron Select Funds, which contain the Baron Partners Fund and Baron Retirement Income Fund series, please visit the Funds’ website www.BaronFunds.com or contact us at 1-800-99BARON.

A description of the Funds’ proxy voting policies and procedures is available without charge on the Funds’ website, www.BaronFunds.com, or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Funds’ Forms N-Q may also be obtained upon request by contacting Baron Funds at 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds, unless accompanied or preceded by the Funds’ current prospectus.

Baron Asset Fund	September 30, 2008

Baron Asset Fund
Ticker Symbol: BARAX
Performance	2
Top Ten Holdings	3
Top Ten Industries	3
Management’s Discussion of Fund Performance	3

1.800.99.BARON

WWW.BARONFUNDS.COM

©2008 ALL RIGHTS RESERVED

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ASSET FUND TO THE RUSSELL 2000, THE RUSSELL M IDCAP GROWTH AND THE S&P 500 INDEXES

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2008

	Baron Asset Fund[1,2]		Russell 2000[1]		Russell MidCap Growth[1]		S & P 500[1]
One Year	(19.14%	)	(14.48%	)	(24.65%	)	(22.03%	)
Three Years	2.55%		1.83%		(0.75%	)	0.18%
Five Years	10.05%		8.15%		6.53%		5.15%
Ten Years	7.15%		7.81%		5.51%		3.04%
Since Inception (June 12, 1987)	11.60%		8.55%		8.89%	[3]	9.04%

[1]

Prior to February 15, 2007, the Fund’s strategy was to invest primarily in small and mid-sized growth companies. Since then, the Fund’s investment strategy has shifted to mid-sized growth companies. The S&P 500, the Russell MidCap Growth and the Russell 2000 are unmanaged indexes. The S&P 500 measures the performance of larger cap U.S. equities in the stock market in general. The Russell MidCap Growth measures the performance of mid-sized U.S. companies that are classified as growth. The Russell 2000 measures the performance of small U.S. companies. The indexes and the Baron Asset Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of Fund shares.

[3]	For the period June 30, 1987 to September 30, 2008.

September 30, 2008	Baron Asset Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2008

Baron Asset Fund	% of Net Assets
Charles Schwab Corp.	5.9%
Wynn Resorts, Ltd.	3.6%
XTO Energy, Inc.	3.5%
Alexander’s, Inc.	3.3%
Vail Resorts, Inc.	3.2%
Arch Capital Group, Ltd.	2.9%
CME Group, Inc., Cl A	2.8%
Polo Ralph Lauren Corp., Cl A	2.6%
C.H. Robinson Worldwide, Inc.	2.4%
Covance, Inc.	2.3%
32.5%

TOP TEN INDUSTRIES AS OF SEPTEMBER 30, 2008

(as a percentage of net assets)

Industry weightings are based on Baron’s classification. Portfolio holdings are subject to change.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Asset Fund’s performance was disappointing for the fiscal year ended September 30, 2008, losing 19.14%. However, this compared favorably with the S&P 500, which lost 22.03%, and the Russell MidCap Growth, which lost 24.65%. The Fund’s performance was stronger than that of its mid-cap peers. The Morningstar(1) mid-cap growth category (consisting of 951 funds at September 30, 2008) lost 24.84% for the year ended September 30, 2008.

Baron Asset Fund continued to outperform its Morningstar peer group of mid-cap growth funds for the three-, five- and ten-year periods ended September 30, 2008. For the three years ended September 30, 2008, the Fund gained 2.55% per year compared to a loss of 0.41% per year for the Morningstar mid-cap growth category (consisting of 835 funds at September 30, 2008). For the five years ended September 30, 2008, the Fund gained 10.05% per year compared to 5.94% per year for the Morningstar mid-cap growth category (consisting of 687 funds at September 30, 2008). For the ten years ended September 30, 2008, the Fund gained 7.15% per year as compared to 6.09% per year for the Morningstar mid-cap growth category (consisting of 334 funds at September 30, 2008).

Baron Asset Fund invests primarily in medium-sized growth companies for the long term while using value-oriented purchase and sell disciplines(2). The Fund purchases companies that the Adviser believes have sustainable competitive advantages and strong financial characteristics, operating in industries with favorable macroeconomic trends led by strong management. The Adviser continues its strategy of diversifying the Fund’s investment portfolio by adding what we believe to be well-financed, well-managed mid-cap growth businesses. We rely on our research team to determine what these businesses might earn in four years, and we purchase these securities at valuations that we believe will allow for their share price to double within four years. Of course, there can be no assurance that the Adviser’s belief will be correct.

The Fund’s performance was negative in all but the quarter ended June 30, 2008, when it gained 0.20%. For the quarter ended December 31, 2007, the Fund lost 1.07%; for the quarter ended March 31, 2008, the Fund lost 11.76% and for the quarter ended September 30, 2008, the Fund lost 7.56%. The Fund outperformed the Russell MidCap Growth in both the first and fourth fiscal quarters. Below we discuss the most positive and negative contributors to the Fund’s performance during the past year.

While there were several holdings in the Fund that performed well for the year, the Fund was negatively affected by each of the sectors(3) in which it was invested. The sharp downturn in the economy, higher energy prices and consumers’ loss of confidence were directly responsible for these losses.

Hardest hit was Consumer Discretionary, which suffered in part from steep losses in Wynn Resorts, Vail Resorts and Boyd Gaming. These companies, among others, were deeply affected by consumer’s reduced spending on vacations and entertainment, the result of the economic downturn and higher airline fares.

The Fund’s investments in Financials also suffered from the deteriorating economic conditions. Real estate firm CB Richard Ellis and financial firms CME Group and AllianceBernstein were among the most severely affected. Among the very few bright spots was Charles Schwab, which performed well for the year ended September 30, 2008.

The Adviser expects to continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and have the ability to sustain superior levels of profitability. We intend to continue to identify companies through our independent research efforts. We expect the Fund will remain diversified not only by industry and investment theme, but also by external factors we believe could affect company performance. This approach to investing in companies, not trading stocks, we believe will allow the Fund to produce above-average rates of return over time.

(1)	The Morningstar composites are not weighted and represent the straight average of annualized returns of each of the funds in the categories.
(2)	Prior to February 15, 2007, the Fund’s strategy was also to invest primarily in small- and mid-sized growth companies.
(3)	Sector classification is based on the Global Industry Classification Standard (GICS).

Baron Growth Fund	September 30, 2008

Baron Growth Fund
Ticker Symbol: BGRFX
Performance	4
Top Ten Holdings	5
Top Ten Industries	5
Management’s Discussion of Fund Performance	5

1.800.99.BARON

WWW.BARONFUNDS.COM

©2008 ALL RIGHTS RESERVED

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GROWTH FUND TO THE RUSSELL 2000, THE RUSSELL 2000 GROWTH AND THE S&P 500 INDEXES

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED September 30, 2008

	Baron Growth Fund[1,2]		Russell 2000[1]		Russell 2000 Growth[1]		S & P 500[1]
One Year	(19.78%	)	(14.48%	)	(17.07%	)	(22.03%	)
Three Years	1.50%		1.83%		1.45%		0.18%
Five Years	8.04%		8.15%		6.64%		5.15%
Ten Years	11.57%		7.81%		4.67%		3.04%
Since Inception (December 31, 1994)	14.23%		8.96%		5.65%		8.89%

[1]

The S&P 500, the Russell 2000 and the Russell 2000 Growth are unmanaged indexes. The S&P 500 measures the performance of larger cap U.S. equities in the stock market in general. The Russell 2000 measures the performance of 2000 small U.S. companies. The Russell 2000 Growth measures the performance of those Russell 2000 companies classified as growth. The indexes and the Baron Growth Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of Fund shares.

September 30, 2008	Baron Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2008

Baron Growth Fund	% of Net Assets
DeVry, Inc.	3.2%
Strayer Education, Inc.	2.5%
Encore Acquisition Co.	2.3%
Arch Capital Group, Ltd.	2.1%
ITC Holdings Corp.	2.1%
Edwards Lifesciences Corp.	2.1%
HLTH Corp.	1.9%
Copart, Inc.	1.8%
FC Co-Investment Partners, L.P.	1.8%
SVB Financial Group	1.8%
21.6%

TOP TEN INDUSTRIES AS OF SEPTEMBER 30, 2008

(as a percentage of net assets)

Industry weightings are based on Baron’s classification. Portfolio holdings are subject to change.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Growth Fund’s performance was disappointing in the fiscal year ended September 30, 2008, losing 19.78%. The Fund underperformed the Russell 2000, which lost 14.48%, while it outperformed the S&P 500, which lost 22.03%. The Fund also outperformed its peers. The Morningstar(1) small-cap growth category (consisting of 839 funds at September 30, 2008) lost 23.01% in the year ended September 30, 2008. According to Morningstar, the Fund has outperformed its small-cap growth peers in the three- and five-year periods, and significantly outperformed its peers in the ten-year period ended September 30, 2008.

For the three years ended September 30, 2008, the Fund was up 1.50% per year versus a loss of 1.10% per year for its small-cap growth category peers (consisting of 695 mutual funds as of September 30, 2008). For the five years ended September 30, 2008, the Fund was up 8.04% per year versus 5.21% per year for its small-cap growth category peers (consisting of 571 mutual funds as of September 30, 2008). For the ten years ended September 30, 2008, the Fund was up 11.57% per year versus 6.86% for its small-cap growth category peers (consisting of 280 mutual funds as of September 30, 2008).

Baron Growth Fund is a long-term investor primarily in small-sized growth companies. The Adviser, through its independent research of companies, utilizes an investment approach that it believes allows it to look beyond the current market environment and develop conviction in the potential profitability of a business and its value in the future. We rely on our research team to determine what we think these businesses can earn in four or five years. We purchase securities that the Adviser believes will double in value within four or five years and then double again in the following four or five years. Of course, there can be no assurance that the Adviser’s belief will be correct. The Fund invests in businesses the Adviser believes have long-term sustainable competitive advantages that can be purchased at what the Adviser believes are attractive prices.

The Fund’s performance was negative in all but the quarter ended June 30, 2008, when it gained 1.34%. For the quarter ended December 31, 2007, the Fund lost 2.53%; for the quarter ended March 31, 2008, the Fund lost 10.34% and for the quarter ended September 30, 2008, the Fund lost 9.42%. The Fund outperformed the Russell 2000 in the first and third fiscal quarters. Below we discuss the most positive and negative contributors to the Fund’s performance during the past year.

The sharp downturn in the economy, higher energy prices and loss of consumer confidence all took their toll on the Fund’s fiscal-year performance. Among the sectors(2) in which the Fund invested, only Consumer Staples, led by gains in Church & Dwight and Ralcorp Holdings, made a notable positive contribution.

Of those sectors contributing to the Fund’s overall negative performance, Consumer Discretionary had the largest impact. Despite gains posted by several holdings, including Education companies DeVry and Strayer, many holdings such as Wynn Resorts, Pinnacle Entertainment and Dick’s Sporting Goods suffered severe declines as consumers cut spending. Layoffs, fear of impending job cuts, higher energy and travel prices were all to blame.

The Fund’s investments in Financials also suffered. Again, despite some notable gains in a few of the Fund’s positions, SVB Financial Group and Digital Realty Trust, for example, most positions suffered severe declines throughout the year. CB Richard Ellis, UCBH Holdings and FCStone Group were among the weakest performers in the sector.

The Adviser intends to continue to invest in small businesses that we believe have the potential to grow substantially in the years ahead.

(1)	The Morningstar composites are not weighted and represent the straight average of annualized returns of each of the funds in the categories.
(2)	Sector classification is based on the Global Industry Classification Standard (GICS).

Baron Small Cap Fund	September 30, 2008

Baron Small Cap Fund
Ticker Symbol: BSCFX
Performance	6
Top Ten Holdings	7
Top Ten Industries	7
Management’s Discussion of Fund Performance	7

1.800.99.BARON

WWW.BARONFUNDS.COM

©2008 ALL RIGHTS RESERVED

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON SMALL CAP FUND TO THE RUSSELL 2000, THE RUSSELL 2000 GROWTH AND THE S&P 500 INDEXES

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2008

	Baron Small Cap Fund[1,2]		Russell 2000[1]		Russell 2000 Growth[1]		S & P 500[1]
One Year	(21.44%	)	(14.48%	)	(17.07%	)	(22.03%	)
Three Years	0.53%		1.83%		1.45%		0.18%
Five Years	6.88%		8.15%		6.64%		5.15%
Ten Years	11.43%		7.81%		4.67%		3.04%
Since Inception (September 30, 1997)	8.84%		5.04%		1.57%		3.57%

[1]

The S&P 500, the Russell 2000 and the Russell 2000 Growth are unmanaged indexes. The S&P 500 measures the performance of larger cap U.S. equities in the stock market in general. The Russell 2000 measures the performance of 2000 small U.S. companies. The Russell 2000 Growth measures the performance of those Russell 2000 companies classified as growth. The indexes and the Baron Small Cap Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of Fund shares.

September 30, 2008	Baron Small Cap Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2008

Baron Small Cap Fund	% of Net Assets
FLIR Systems, Inc.	2.7%
SBA Communications Corp., Cl A	2.5%
Strayer Education, Inc.	2.4%
Immucor, Inc.	2.4%
Covanta Holding Corp.	2.1%
Gartner, Inc.	2.0%
TransDigm Group, Inc.	1.9%
Clean Harbors, Inc.	1.9%
American Tower Corp., Cl A	1.9%
Penn National Gaming, Inc.	1.8%
21.6%

TOP TEN INDUSTRIES AS OF SEPTEMBER 30, 2008

(as a percentage of net assets)

Industry weightings are based on Baron’s classification. Portfolio holdings are subject to change.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Small Cap Fund’s performance was disappointing in the fiscal year ended September 30, 2008, losing 21.44%. The Fund significantly underperformed the Russell 2000 index of small-cap stocks, which lost 14.48% while slightly outperforming the S&P 500, which lost 22.03%. The Morningstar(1) small-cap growth category (consisting of 839 funds at September 30, 2008) lost 23.01% for the year ended September 30, 2008.

According to Morningstar, the Fund has outperformed its small-cap growth peers in the three- and five-year periods and significantly outperformed in the ten-year period ended September 30, 2008. For the three years ended September 30, 2008, the Fund was up 0.53% per year versus a loss of 1.10% per year for its small-cap growth category peers (consisting of 695 mutual funds at September 30, 2008). For the five years ended September 30, 2008, the Fund was up 6.88% per year versus 5.21% for its small-cap growth category peers (consisting of 571 mutual funds at September 30, 2008). For the ten years ended September 30, 2008, the Fund was up 11.43% per year versus 6.86% for its small-cap growth category peers (consisting of 280 mutual funds at September 30, 2008).

Baron Small Cap Fund invests primarily in small-cap growth companies. The Fund is a long-term investor in what the Adviser believes are well-run small-cap growth businesses that can be purchased at prices that represent a significant discount to our assessment of true value. We rely on our research team to determine what these businesses may earn in two years, and we purchase these businesses at valuations that we believe allow their share price to increase 50% within two years. Of course, there can be no assurance that the Adviser’s belief will be correct.

The Fund’s performance was slightly positive in the quarter ended December 31, 2007, gaining 0.12%. The Fund declined in the remaining three quarters, losing 13.64% in the quarter ended March 31, 2008, 1.94% in the quarter ended June 30, 2008 and 7.33% in the quarter ended September 30, 2008. Similarly, the Fund outperformed the Russell 2000 in the first fiscal quarter while underperforming throughout the remainder of the fiscal year. Below we discuss the sectors (2) that were the most positive and negative contributors to the Fund’s performance during the past year.

The sharp downturn in the economy, higher energy prices and loss of consumer confidence led to losses in all of the sectors in which the Fund was invested. With its exposure to the Consumer Discretionary sector, the Fund was negatively affected as consumers reduced spending on all but essential items. The higher cost of energy and travel can be directly tied to losses at Penn National Gaming and Wynn Resorts.

The Industrials sector also experienced sharp losses, though there were some individual bright spots, including Clean Harbors, AeroVironment, Stanley and Flowserve. The solid performance of these firms was not enough, however, to cover the losses incurred by other Industrials’ holdings, such as Aircastle, Corporate Executive Board, EnergySolutions and TransDigm Group, which declined significantly during the year.

Baron Small Cap’s investments fall into three categories: Growth Stocks, Fallen Angels and Special Situations. The Fund intends to continue to invest in “Growth Stocks” that we believe have significant long-term growth prospects and can be purchased at what we believe are attractive prices because their prospects have not yet been appreciated by investors. “Fallen Angels” are companies that we believe have strong long-term franchises but have disappointed investors with short-term results, creating what we believe are buying opportunities. “Special Situations” include spin-offs and recapitalizations, where lack of investor awareness creates opportunities to purchase what we believe are strong businesses at attractive prices.

(1)	The Morningstar composites are not weighted and represent the straight average of the annualized returns of each of the funds in the categories.
(2)	Sector classification is based on the Global Industry Classification Standard (GICS).

Baron iOpportunity Fund	September 30, 2008

Baron iOpportunity Fund
Ticker Symbol: BIOPX
Performance	8
Top Ten Holdings	9
Top Ten Industries	9
Management’s Discussion of Fund Performance	9

1.800.99.BARON

WWW.BARONFUNDS.COM

©2008 ALL RIGHTS RESERVED

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON iOPPORTUNITY FUND TO THE NASDAQ COMPOSITE AND THE S&P 500 INDEXES

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2008

	Baron iOpportunity Fund[1,2]		NASDAQ Composite[1]		S & P 500[1]
One Year	(23.90%	)	(22.57%	)	(22.03%	)
Three Years	2.62%		(0.94%	)	0.18%
Five Years	8.85%		3.20%		5.15%
Since Inception (February 29, 2000)	(0.08%	)	(8.99%	)	(0.16%	)

[1]

The NASDAQ Composite and the S&P 500 are unmanaged indexes. The NASDAQ Composite tracks the performance of market-value weighted common stocks listed on NASDAQ. The S&P 500 measures the performance of larger cap U.S. equities in the stock market in general. The NASDAQ Composite is without dividends. The S&P 500 and the Baron iOpportunity Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of Fund shares. Performance data also does not reflect the imposition of a short term trading fee of 1% on redemption of shares held less than six months.

September 30, 2008	Baron iOpportunity Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2008

Baron iOpportunity Fund	% of Net Assets
Equinix, Inc.	5.7%
NII Holdings, Inc.	4.4%
Bankrate, Inc.	4.2%
HLTH Corp.	4.0%
Charles Schwab Corp.	4.0%
SBA Communications Corp., Cl A	3.8%
American Tower Corp., Cl A	3.7%
CME Group, Inc., Cl A	3.6%
Google, Inc., Cl A	3.5%
Gartner, Inc.	3.4%
40.3%

TOP TEN INDUSTRIES AS OF SEPTEMBER 30, 2008

(as a percentage of net assets)

Industry weightings are based on Baron’s classification. Portfolio holdings are subject to change.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron iOpportunity Fund’s performance was disappointing in the fiscal year ended September 30, 2008, losing 23.90%. The Fund underperformed both the S&P 500 and NASDAQ Composite, which lost 22.03% and 22.57%, respectively. The Morningstar(1) mid-cap growth category (consisting of 951 funds at September 30, 2008), lost 24.84% for the year ended September 30, 2008.

According to Morningstar, the Fund outperformed its peers in the three- and five-year periods ended September 30, 2008. For the three years ended September 30, 2008, the Fund gained 2.62% per year compared to a loss of 0.41% per year for the Morningstar mid-cap growth category (consisting of 835 funds at September 30, 2008). For the five years ended September 30, 2008, the Fund gained 8.85% per year compared to 5.94% per year for the Morningstar mid-cap growth category (consisting of 687 funds at September 30, 2008).

Baron iOpportunity Fund, like the other Baron Funds, utilizes value purchase disciplines while investing in growth companies that the Adviser believes have significant long-term information technology opportunities. The Adviser believes that its independent research will identify investment opportunities that are attractively priced relative to their future prospects. The Adviser further believes that many Internet businesses are at an early stage of development and that most Internet opportunities have yet to be discerned.

Baron iOpportunity Fund’s performance was up in both the first and third fiscal quarters, gaining 1.46% in the quarter ended December 31, 2007 and 2.88% in the quarter ended June 30, 2008. The Fund was down 15.76% in the quarter ended March 31, 2008, and 13.46% in the quarter ended September 30, 2008. Similarly, the Fund outperformed the NASDAQ in both the first and third fiscal quarters. Below we discuss the most positive and negative sectors(2) to the Fund’s performance during the past year.

The severe downturn in the economy, higher energy prices and a sharp loss of consumer confidence all combined throughout the fiscal year, resulting in losses in all the sectors in which the Fund was invested. Among the very few bright spots were financial services firms Charles Schwab and Digital Realty Trust, and information technology firms MercadoLibre and Activision Blizzard, all of which posted strong gains for the year.

Information Technology was the weakest performing sector for the Fund. TechTarget, Google, Equinix and Apple were among the stocks that suffered the steepest declines for the year.

Telecommunications Services firms were also off sharply throughout the year. Among them were NII Holdings, Cogent Communications Group and SBA Communications Corp.

The sharp downturn in Financials also took its toll on the Fund, despite a couple of strong showings as noted above. Investments in BM&F BOVESPA and CME Group were particularly weak.

The Fund expects to continue to invest in both Internet-related businesses, as well as established companies that we believe have significant and scalable information technology growth opportunities. We believe the Fund distinguishes itself from other Internet Funds because of its value orientation and industry diversification.

(1)	The Morningstar composites are not weighted and represent the straight average of annualized returns of each of the funds in the categories.
(2)	Sector classification is based on the Global Industry Classification Standard (GICS).

Baron Fifth Avenue Growth Fund	September 30, 2008

Baron Fifth Avenue Growth Fund
Ticker Symbol: BFTHX
Performance	10
Top Ten Holdings	11
Top Ten Industries	11
Management’s Discussion of Fund Performance	11

1.800.99.BARON

WWW.BARONFUNDS.COM

©2008 ALL RIGHTS RESERVED

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FIFTH AVENUE GROWTH FUND TO THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2008

	Baron Fifth Avenue Growth Fund[1,2]		S&P 500[1]
One Year	(19.96%	)	(22.03%	)
Three Years	(0.75%	)	0.18%
Since Inception (April 30, 2004)	2.81%		3.10%

[1]

The S&P 500 is an unmanaged index. The S&P 500 measures the performance of larger cap U.S. equities in the stock market in general. The index and the Baron Fifth Avenue Growth Fund are with dividends which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data in the table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of Fund shares.

September 30, 2008	Baron Fifth Avenue Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2008

Baron Fifth Avenue Growth Fund	% of Net Assets
Wells Fargo & Co.	4.8%
Charles Schwab Corp.	4.1%
Target Corp.	4.1%
McDonald’s Corp.	3.8%
XTO Energy, Inc.	3.7%
Home Depot, Inc.	3.4%
American Tower Corp., Cl A	3.3%
Google, Inc., Cl A	3.2%
Fastenal Co.	3.2%
Transocean, Inc.	3.2%
36.8%

TOP TEN INDUSTRIES AS OF SEPTEMBER 30, 2008

(as a percentage of net assets)

Industry weightings are based on Baron’s classification. Portfolio holdings are subject to change.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Fifth Avenue Growth Fund declined 19.96% for the fiscal year ended September 30, 2008, slightly outperforming the Fund’s relative index, the S&P 500, which declined 22.03%. Baron Fifth Avenue Growth Fund outperformed its Morningstar(1) peer group of large-cap growth funds for the year ended September 30, 2008. According to Morningstar, the large-cap growth category (consisting of 1,780 funds at September 30, 2008) declined 23.22% for the year ended September 30, 2008. According to Morningstar, the Fund performed in-line with its large-cap peers for the three years ended September 30, 2008. The Fund was down 0.75% versus 0.90% for its large-cap growth category peers (consisting of 1,489 funds as of September 30, 2008).

Baron Fifth Avenue Growth Fund focuses on the long-term fundamental prospects of the businesses in which it invests. This contrasts with other investors’ focus on historical operating results or current earnings expectations. The Adviser believes that historical results and the outlook for near-term earnings are often not indicative of superior longer-term prospects that can be identified through research efforts. The Adviser believes it can gain an investment advantage through its independent and exhaustive research of businesses. The Fund attempts to purchase what the Adviser believes are great large-cap companies with exciting prospects at attractive prices when the Adviser thinks prospects are misunderstood, markets react to short-term events or experts are wrong.

The Fund’s performance was negative for each fiscal quarter: down 1.91% for the quarter ended December 31, 2007; down 10.22% for the quarter ended March 31, 2008; down 4.73% for the quarter ended June 30, 2008 and down 4.60% for the quarter ended September 30, 2008. The Fund outperformed its comparative index, the S&P 500, in both the first and fourth fiscal quarters. Below we discuss the most positive and negative sectors(2) to the Fund’s performance during the past year.

The Fund’s performance was adversely affected as the sharp economic downturn, high energy prices and loss of consumer confidence combined to depress stock prices throughout the fiscal year.

With the exception of the Materials sector, which posted a minimal gain, all of the Fund’s sectors posted a loss for the year. The Fund’s weakest sector was Consumer Discretionary, which suffered as consumers tightened their belts and curtailed spending on travel, vacations and entertainment. Wynn Resorts, Las Vegas Sands and Lamar Advertising experienced the biggest declines. Of the few bright spots in the category, Toll Brothers, McDonald’s and Polo Ralph Lauren posted solid gains for the year.

The Fund’s investments in Information Technology were also weak, as the sector sold off along with the rest of the market. Google, Apple and Microsoft were among the weakest performers.

The Adviser invests in what we believe are some of the best companies in America. The Fund is positioned, in our view, in blue-chip, best-of-breed growth companies with a strong emphasis on quality to reduce risk. We believe the key to long-term stock appreciation is consistent earnings growth. We invest in those companies that are market share leaders who dominate their industry, companies with strong franchises and a strong brand name, avoiding fads and other short-term, unsustainable trends. We target companies that are the low-cost operators in their industry with, in our view, high barriers to entry. We also try to invest in growth companies that are positioned in industries that are themselves growing as opposed to industries that are stagnant or structurally challenged.

(1)	The Morningstar composites are not weighted and represent the straight average of annualized returns of each of the funds in the categories.
(2)	Sector classification is based on the Global Industry Classification Standard (GICS).

Baron Funds	September 30, 2008

FUND EXPENSES (UNAUDITED)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. Transaction costs, as in the case of Baron iOpportunity Fund, may include redemption fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on April 1, 2008 and held for the six months ended September 30, 2008.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 20081

	Actual Total Return	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron Asset Fund	(7.37)%	$1,000.00	$926.25	1.33%	$6.40
Baron Growth Fund	(8.21)%	$1,000.00	$917.92	1.32%	$6.33
Baron Small Cap Fund	(9.14)%	$1,000.00	$908.65	1.32%	$6.30
Baron iOpportunity Fund	(10.97)%	$1,000.00	$890.29	1.41%	$6.66
Baron Fifth Avenue Growth Fund	(9.11)%	$1,000.00	$908.93	1.40%	$6.68

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2008

	Hypothetical Annualized Total Return	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron Asset Fund	5.00%	$1,000.00	$1,018.35	1.33%	$6.71
Baron Growth Fund	5.00%	$1,000.00	$1,018.40	1.32%	$6.66
Baron Small Cap Fund	5.00%	$1,000.00	$1,018.40	1.32%	$6.66
Baron iOpportunity Fund	5.00%	$1,000.00	$1,017.95	1.41%	$7.11
Baron Fifth Avenue Growth Fund	5.00%	$1,000.00	$1,018.00	1.40%	$7.06

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.

[2]

Expenses are equal to each Fund's respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

September 30, 2008	Baron Asset Fund

STATEMENT OF NET ASSETS

September 30, 2008

Shares		Cost	Value
Common Stocks (91.71%)
	Apparel (2.62%)
1,300,000	Polo Ralph Lauren Corp., Cl A	$38,044,252	$86,632,000

	Automotive Parts (1.17%)
800,000	Copart, Inc.[1]	30,369,761	30,400,000
500,000	LKQ Corp.[1]	9,993,351	8,485,000

		40,363,112	38,885,000
	Business Services (8.69%)
2,000,000	Brown & Brown, Inc.	46,427,538	43,240,000
1,000,000	Equifax, Inc.	36,396,711	34,450,000
1,000,000	FactSet Research Systems, Inc.	58,594,370	52,250,000
424,713	IHS, Inc., Cl A1	19,535,080	20,233,327
1,850,000	Iron Mountain, Inc.[1]	34,118,706	45,158,500
1,300,000	MSCI, Inc., Cl A1	39,123,416	31,200,000
1,400,000	Ritchie Bros. Auctioneers, Inc.[2]	35,224,594	32,704,000
1,150,000	Robert Half Intl., Inc.	1,202,006	28,462,500

		270,622,421	287,698,327
	Communications (2.90%)
686,000	Equinix, Inc.[1]	56,233,758	47,649,560
300,000	NII Holdings, Inc.[1]	15,657,127	11,376,000
1,425,000	SBA Communications Corp., Cl A1	48,645,366	36,864,750

		120,536,251	95,890,310
	Consulting (1.85%)
2,700,000	Gartner, Inc.[1]	66,668,546	61,236,000
	Consumer Products (0.41%)
200,000	Mohawk Industries, Inc.[1]	12,971,580	13,478,000
	Distribution (3.56%)
125,000	Airgas, Inc.	6,317,335	6,206,250
1,350,000	Fastenal Co.	54,551,048	66,676,500
975,000	MSC Industrial Direct Co., Inc., Cl A	48,634,508	44,918,250

		109,502,891	117,801,000
	Education (2.17%)
1,450,000	DeVry, Inc.	15,229,239	71,833,000
	Energy (5.90%)
1,100,000	Covanta Holding Corp.[1]	25,867,926	26,334,000
500,000	Petroplus Holdings AG, 144A1,2	31,956,103	18,813,379
325,000	SunPower Corp., Cl A1	13,580,589	23,052,250
200,000	Ultra Petroleum Corp.[1]	4,847,419	11,068,000
2,500,000	XTO Energy, Inc.	13,602,027	116,300,000

		89,854,064	195,567,629
	Energy Services (3.43%)
220,000	Core Laboratories N.V.[2]	30,622,516	22,290,400
1,200,000	Helmerich & Payne, Inc.	38,464,161	51,828,000
500,000	SEACOR Holdings, Inc.[1]	14,322,278	39,475,000

		83,408,955	113,593,400
	Financial Services — Asset Management (3.87%)
400,000	AllianceBernstein Holding L.P.	15,190,083	14,804,000
2,000,000	Eaton Vance Corp.	53,109,552	70,460,000
800,000	T. Rowe Price Group, Inc.	21,584,167	42,968,000

		89,883,802	128,232,000
	Financial Services — Brokerage & Exchanges (9.61%)
2,600,070	BM&F BOVESPA SA, 144A2 (formerly Bolsa de Mercadorias e Futuros, 144A)	25,198,055	11,614,165
7,500,000	Charles Schwab Corp.	16,838,462	195,000,000
255,000	CME Group, Inc., Cl A	18,498,371	94,735,050
750,000	Jefferies Group, Inc.[1]	19,938,409	16,800,000

		80,473,297	318,149,215
	Financial Services — Insurance (4.44%)
1,300,000	Arch Capital Group, Ltd.[1,2]	54,246,056	94,939,000
950,000	Assurant, Inc.	34,109,965	52,250,000

		88,356,021	147,189,000

Shares		Cost	Value
Common Stocks (continued)
	Gaming Services (1.04%)
1,500,000	Scientific Games Corp., Cl A1	$45,507,788	$34,530,000

	Government Services (1.68%)
2,750,000	SAIC, Inc.[1]	49,157,711	55,632,500

	Healthcare Facilities (1.95%)
1,000,000	Brookdale Senior Living, Inc.	43,030,231	21,990,000
1,450,000	Community Health Systems, Inc.[1]	44,168,918	42,499,500

		87,199,149	64,489,500

	Healthcare Products (2.67%)
1,175,000	DENTSPLY International, Inc.	26,299,225	44,109,500
825,000	Henry Schein, Inc.[1]	24,134,881	44,418,000

		50,434,106	88,527,500

	Healthcare Services (9.37%)
850,000	Covance, Inc.[1]	50,799,180	75,148,500
1,300,000	IDEXX Laboratories, Inc.[1]	54,788,426	71,240,000
1,175,000	Stericycle, Inc.[1]	36,427,140	69,219,250
850,000	Thermo Fisher Scientific, Inc.[1]	24,522,276	46,750,000
1,625,000	VCA Antech, Inc.[1]	56,717,441	47,888,750

		223,254,463	310,246,500

	Hotels and Lodging (0.70%)
850,000	Choice Hotels Intl., Inc.[4]	4,185,563	23,035,000

	Manufacturing (0.43%)
525,000	Kennametal, Inc.	18,949,686	14,238,000

	Media (1.63%)
1,750,000	Lamar Advertising Co., Cl A1	93,543,012	54,057,500

	Real Estate (1.92%)
3,975,000	CB Richard Ellis Group, Inc., Cl A1	61,995,665	53,145,750
425,532	Corrections Corp. of America[1]	1,419	10,574,470

		61,997,084	63,720,220

	Real Estate — REITs (3.65%)
275,978	Alexander’s, Inc.[1,5]	17,411,017	110,391,200
450,000	Douglas Emmett, Inc.	8,898,701	10,381,500

		26,309,718	120,772,700

	Recreation and Resorts (6.77%)
3,000,000	Vail Resorts, Inc.[1,5]	61,273,805	104,850,000
75,000	Wynn Resorts, Ltd.	131,308	6,123,000
1,459,408	Wynn Resorts, Ltd.[3]	14,075,998	113,188,766

		75,481,111	224,161,766

	Restaurants (0.26%)
600,000	Cheesecake Factory, Inc.[1]	12,326,963	8,772,000

	Retail — Specialty Stores (2.87%)
1,500,000	CarMax, Inc.[1]	23,452,190	21,000,000
1,250,000	Dick’s Sporting Goods, Inc.[1]	35,113,986	24,475,000
1,400,000	Tiffany & Co.	47,758,983	49,728,000

		106,325,159	95,203,000

	Software (0.37%)
1,000,000	Nuance Communications, Inc.[1]	17,779,047	12,190,000

	Transportation (3.59%)
1,550,000	C. H. Robinson Worldwide, Inc.	30,028,921	78,988,000
1,150,000	Expeditors International of Washington, Inc.	32,401,713	40,066,000

		62,430,634	119,054,000

	Utility Services (2.19%)
925,000	Quanta Services, Inc.[1]	26,804,451	24,984,250
2,300,000	Southern Union Co.	30,218,480	47,495,000

		57,022,931	72,479,250

Total Common Stocks		2,097,818,556	3,037,294,317

See Notes to Financial Statements.	13

Baron Asset Fund	September 30, 2008

STATEMENT OF NET ASSETS (CONTINUED)

September 30, 2008

Shares		Cost	Value
Private Equity Investments (2.95%)
	Education (0.00%)
105,264	Apollo International, Inc. S-A Conv. Pfd.[1,3,5]	$800,006	$0

	Financial Services — Asset Management (1.22%)
5,600,004	Windy City Investments Holdings LLC[1,3]	31,960,710	40,407,385

	Recreation and Resorts (1.73%)
5,200,000	Kerzner Intl. Holdings, Ltd., Cl A1,2,3	52,000,000	57,200,000

Total Private Equity Investments		84,760,716	97,607,385

Principal Amount
Short Term Investments (4.81%)
	Short Term Money Market Instruments
$159,390,324	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2008, 0.10% due 10/01/2008; Proceeds at maturity – $159,390,766; (Fully collateralized by U.S. Treasury Bill, 0.00% due 07/02/2009; Market value – $444,375 and U.S. Treasury Note, 5.50% due 05/15/2009; Market value – $52,250,000 and U.S. Treasury Note, 4.875% due 05/15/2009; Market value – $114,667,613)	159,390,324	159,390,324
12	State Street Eurodollar Time Deposit, 0.50% due 10/01/2008	12	12

Total Short Term Investments		159,390,336	159,390,336

Total Investments (99.47%)		$2,341,969,608	3,294,292,038

Cash and Other Assets Less Liabilities (0.53%)			17,550,902

Net Assets (Equivalent to $52.12 per share based on 63,545,552 shares outstanding)			$3,311,842,940

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign domiciled corporation.
[3]	At September 30, 2008, the market value of restricted and fair valued securities amounted to $210,796,151 or 6.36% of Net Assets. 3.42% of these securities are deemed liquid. See Note 7.
[4]	Represents securities or a portion thereof, in segregated custodian account. See Note 10.
[5]	See Note 9 regarding “Affiliated” companies.
144A

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. At September 30, 2008, the market value of Rule 144A securities amounted to $30,427,544 or 0.92% of Net Assets.

14	See Notes to Financial Statements.

September 30, 2008	Baron Growth Fund

STATEMENT OF NET ASSETS

September 30, 2008

Shares		Cost	Value
Common Stocks (89.86%)
	Advertising Services (0.10%)
528,500	National CineMedia, Inc.	$12,234,073	$5,839,925

	Apparel (1.27%)
2,250,000	Under Armour, Inc., Cl A1,7	83,629,789	71,460,000

	Automotive Parts (3.46%)
2,725,000	Copart, Inc.[1]	69,029,358	103,550,000
5,350,010	LKQ Corp.[1]	74,448,857	90,789,670

		143,478,215	194,339,670

	Building Materials (0.29%)
1,100,000	Apogee Enterprises, Inc.	21,618,667	16,533,000

	Business Services (5.41%)
672,500	Advent Software, Inc.[1]	27,452,245	23,692,175
600,000	Brown & Brown, Inc.	9,830,330	12,972,000
1,275,000	FactSet Research Systems, Inc.	65,522,295	66,618,750
387,100	IHS, Inc., Cl A1	15,877,527	18,441,444
1,699,000	Integrated Distribution Services Group, Ltd.[2]	6,088,010	2,297,469
2,717,795	MSCI, Inc., Cl A1	64,154,453	65,227,080
2,500,000	RiskMetrics Group, Inc.[1]	52,397,200	48,925,000
2,813,648	Ritchie Bros. Auctioneers, Inc.[2]	66,655,333	65,726,817

		307,977,393	303,900,735

	Communications (2.12%)
1,076,183	Equinix, Inc.[1]	35,988,892	74,751,671
1,700,000	SBA Communications Corp., Cl A1	6,533,039	43,979,000

		42,521,931	118,730,671

	Consulting (1.22%)
3,026,000	Gartner, Inc.[1]	55,483,368	68,629,680

	Consumer Products (3.41%)
1,575,000	Church & Dwight Co., Inc.	58,038,013	97,791,750
1,500,000	Harman International Industries, Inc.	60,740,197	51,105,000
1,250,000	Marvel Entertainment, Inc.[1]	31,934,792	42,675,000

		150,713,002	191,571,750

	Consumer Services (3.49%)
1,400,000	Chemed Corp.[5]	53,983,431	57,484,000
1,325,000	Morningstar, Inc.[1]	32,872,680	73,497,750
3,250,000	Sotheby’s	100,129,700	65,195,000

		186,985,811	196,176,750

	Distribution (1.23%)
1,500,900	MSC Industrial Direct Co., Inc., Cl A	55,094,616	69,146,463

	Education (5.74%)
3,675,000	DeVry, Inc.[5]	61,662,338	182,059,500
700,000	Strayer Education, Inc.	57,859,739	140,182,000

		119,522,077	322,241,500

	Energy (4.68%)
725,000	Carrizo Oil & Gas, Inc.[1]	30,916,776	26,295,750
250,000	Delta Petroleum Corp.[1]	5,562,879	3,395,000
3,100,000	Encore Acquisition Co.[1,5]	51,499,113	129,518,000
1,500,000	EXCO Resources, Inc.[1]	22,710,123	24,480,000
487,500	Range Resources Corp.	8,333,343	20,899,125
750,000	Rex Energy Corp.[1]	17,031,913	11,820,000
650,000	Whiting Petroleum Corp.[1]	22,550,925	46,319,000

		158,605,072	262,726,875

	Energy Services (5.89%)
425,000	Core Laboratories N.V.[2]	22,120,112	43,061,000
800,000	Dresser-Rand Group, Inc.[1]	19,155,509	25,176,000
2,000,000	FMC Technologies, Inc.[1]	21,044,749	93,100,000
1,050,000	Helmerich & Payne, Inc.	24,393,871	45,349,500
637,500	PHI, Inc.[1]	18,390,290	23,542,875
1,100,000	SEACOR Holdings, Inc.[1,5]	79,415,883	86,845,000
1,000,000	TETRA Technologies, Inc.[1]	19,734,314	13,850,000

		204,254,728	330,924,375

Shares		Cost	Value
Common Stocks (continued)
	Financial Services — Asset Management (1.58%)
1,900,000	Cohen & Steers, Inc.	$36,131,703	$53,827,000
650,000	Eaton Vance Corp.	11,290,146	22,899,500
200,000	GAMCO Investors, Inc., Cl A	3,227,583	11,860,000

		50,649,432	88,586,500

	Financial Services — Banking (2.86%)
600,000	City National Corp.	26,691,009	32,580,000
1,200,000	Glacier Bancorp, Inc.	28,784,986	29,724,000
1,700,000	SVB Financial Group[1,5]	85,140,344	98,464,000

		140,616,339	160,768,000

	Financial Services — Brokerage & Exchanges (1.78%)
1,000,000	FCStone Group, Inc.[1]	19,371,654	17,990,000
3,655,985	Jefferies Group, Inc.[1]	50,488,197	81,894,064

		69,859,851	99,884,064

	Financial Services — Insurance (2.15%)
1,650,000	Arch Capital Group, Ltd.[1,2]	51,045,431	120,499,500

	Financial Services — Miscellaneous (0.98%)
775,000	Bankrate, Inc.[1]	34,529,128	30,155,250
1,100,000	Net 1 UEPS Technologies, Inc.[1]	28,876,762	24,563,000

		63,405,890	54,718,250

	Food (1.68%)
1,400,000	Ralcorp Holdings, Inc.[1,5]	53,671,573	94,374,000

	Gaming Services (0.94%)
2,300,000	Scientific Games Corp., Cl A1	49,553,386	52,946,000

	Healthcare Facilities (1.89%)
2,000,000	Community Health Systems, Inc.[1]	49,858,101	58,620,000
750,000	Emeritus Corp.[1]	22,089,813	18,675,000
600,000	Skilled Healthcare Group, Inc., Cl A1	9,215,682	9,534,000
1,325,000	Sun Healthcare Group, Inc.[1]	16,562,896	19,424,500

		97,726,492	106,253,500

	Healthcare Products (2.34%)
2,000,000	Edwards Lifesciences Corp.[1]	59,602,587	115,520,000
800,000	PSS World Medical, Inc.[1]	16,269,496	15,600,000

		75,872,083	131,120,000

	Healthcare Services (5.49%)
1,050,000	Charles River Laboratories Intl., Inc.[1]	30,142,796	58,306,500
800,000	Gen-Probe, Inc.[1]	33,725,299	42,440,000
9,100,000	HLTH Corp.[1]	122,325,567	104,013,000
320,000	IDEXX Laboratories, Inc.[1]	9,006,923	17,536,000
309,375	IPC The Hospitalist Co., Inc.[1]	5,719,585	7,950,937
2,100,000	VCA Antech, Inc.[1]	60,299,527	61,887,000
550,000	WebMD Health Corp., Cl A1,7	16,616,289	16,357,000

		277,835,986	308,490,437

	Healthcare Services — Insurance (1.36%)
2,500,000	AMERIGROUP Corp.[1]	42,527,141	63,100,000
366,000	WellCare Health Plans, Inc.[1]	15,092,287	13,176,000

		57,619,428	76,276,000

	Hotels and Lodging (1.45%)
3,000,000	Choice Hotels Intl., Inc.[4]	74,119,736	81,300,000

	Infrastructure (1.91%)
3,500,000	AECOM Technology Corp.[1]	78,998,559	85,540,000
500,000	Macquarie Infrastructure Co.	15,696,111	6,605,000
175,000	Tetra Tech, Inc.[1]	4,230,771	4,210,500
400,000	Willbros Group, Inc.[1,2]	13,843,835	10,600,000

		112,769,276	106,955,500

See Notes to Financial Statements.	15

Baron Growth Fund	September 30, 2008

STATEMENT OF NET ASSETS (CONTINUED)

September 30, 2008

Shares		Cost	Value
Common Stocks (continued)
	Manufacturing (0.44%)
432,000	John Bean Technologies Corp.[1]	$1,033,621	$5,469,120
700,000	Kennametal, Inc.	22,507,077	18,984,000

		23,540,698	24,453,120

	Media (0.83%)
600,000	Central European Media Enterprises, Ltd., Cl A1,2	29,408,871	39,240,000
1,023,500	TechTarget, Inc.[1]	14,021,619	7,164,500

		43,430,490	46,404,500

	Real Estate (1.93%)
4,950,000	CB Richard Ellis Group, Inc., Cl A1	35,102,586	66,181,500
925,000	CoStar Group, Inc.[1]	39,770,736	41,985,750

		74,873,322	108,167,250

	Real Estate — Home Building (0.47%)
725,000	M.D.C. Holdings, Inc.	35,637,649	26,527,750

	Real Estate — REITs (2.90%)
1,475,000	Acadia Realty Trust	39,458,028	37,288,000
136,838	Alexander’s, Inc.[1]	29,189,317	54,735,200
1,500,000	Digital Realty Trust, Inc.	54,314,888	70,875,000

		122,962,233	162,898,200

	Recreation and Resorts (3.81%)
1,049,800	Gaylord Entertainment Co.[1]	45,517,769	30,832,626
2,250,000	Penn National Gaming, Inc.[1]	63,509,888	59,782,500
434,087	Steiner Leisure, Ltd.[1]	20,475,968	14,923,911
1,900,000	Vail Resorts, Inc.[1,5]	51,691,238	66,405,000
537,677	Wynn Resorts, Ltd.[3]	5,185,878	41,701,153

		186,380,741	213,645,190

	Restaurants (3.31%)
450,000	California Pizza Kitchen, Inc.[1]	7,162,903	5,791,500
3,000,000	Cheesecake Factory, Inc.[1]	66,532,602	43,860,000
1,500,000	Panera Bread Co., Cl A1	60,936,852	76,350,000
700,000	Peet’s Coffee & Tea, Inc.[1,5]	15,273,680	19,544,000
2,750,000	Sonic Corp.[1]	58,312,538	40,067,500

		208,218,575	185,613,000

	Retail — Consumer Staples (0.09%)
1,078,528	China Nepstar Chain Drugstore, Ltd., ADR[2]	14,873,563	5,274,002

	Retail — Specialty Stores (5.82%)
800,000	Blue Nile, Inc.[1,5,7]	23,190,333	34,296,000
3,000,000	CarMax, Inc.[1]	31,568,203	42,000,000
5,000,000	Dick’s Sporting Goods, Inc.[1]	86,074,246	97,900,000
2,900,000	J. Crew Group, Inc.[1]	93,937,342	82,853,000
4,255,218	Penske Automotive Group, Inc.	86,842,601	48,807,350
500,000	Tractor Supply Co.[1]	18,466,565	21,025,000

		340,079,290	326,881,350

	Transportation (2.65%)
971,335	American Railcar Industries, Inc.	23,432,262	15,580,213
2,000,000	Genesee & Wyoming, Inc., Cl A1	32,221,169	75,040,000
550,000	Landstar System, Inc.	13,610,268	24,233,000
900,000	Seaspan Corp.[2]	24,456,668	16,281,000
1,050,000	UTI Worldwide, Inc.[2]	24,275,698	17,871,000

		117,996,065	149,005,213

	Utility Services (2.89%)
1,150,000	Cascal N.V.[2]	14,158,457	12,075,000
2,250,000	ITC Holdings Corp.	69,934,399	116,482,500
1,627,498	Southern Union Co.	19,474,277	33,607,834

		103,567,133	162,165,334

Total Common Stocks		3,988,423,404	5,045,428,054

Shares		Cost	Value
Private Equity Investments (4.05%)
	Financial Services — Asset Management (0.24%)
1,885,000	Windy City Investments Holdings LLC[1,3]	$7,748,686	$13,601,406

	Recreation and Resorts (3.81%)
14,400,000	FC Co-Investment Partners, L.P.[1,3,5]	37,168,159	100,730,016
3,166,666	Fontainebleau Resorts, LLC[1,3]	34,999,992	28,499,994
36	Island Global Yachting IV L.P.[1,3,6]	3,630,581	3,267,163
7,400,000	Kerzner Intl. Holdings, Ltd., Cl A1,2,3	74,000,000	81,400,000

		149,798,732	213,897,173

Total Private Equity Investments		157,547,418	227,498,579

Principal Amount
Short Term Investments (6.19%)
	Short Term Money Market Instruments
$296,689,593	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2008, 0.10% due 10/01/2008; Proceeds at maturity – $296,690,417; (Fully collateralized by U.S. Treasury Note, 4.875% due 05/15/2009; Market value – $311,526,319)	296,689,593	296,689,593
51,072,970	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2008, 0.10% due 10/01/2008; Proceeds at maturity – $51,073,112; (Fully collateralized by U.S. Treasury Note, 4.75% due 02/28/2009; Market value – $53,627,338)[8]	51,072,970	51,072,970

Total Short Term Investments		347,762,563	347,762,563

Total Investments (100.10%)		$4,493,733,385	5,620,689,196

Liabilities Less Cash and Other Assets (-0.10%)			(5,669,203)

Net Assets (Equivalent to $41.69 per share based on 134,684,865 shares outstanding)			$5,615,019,993

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign domiciled corporation.
[3]	At September 30, 2008, the market value of restricted and fair valued securities amounted to $269,199,732 or 4.79% of Net Assets. 0.74% of these securities are deemed liquid. See Note 7.
[4]	Represents securities or a portion thereof, in segregated custodian account. See Note 10.
[5]	See Note 9 regarding “Affiliated” companies.
[6]	Investment in partnership units. To date, invested $3,630,581 out of a capital commitment of $5,000,000. See Note 10.
[7]	Represents securities, or a portion thereof, on loan as of September 30, 2008.
[8]	Investment from cash collateral received for loaned securities.
ADR	American Depositary Receipt.

16	See Notes to Financial Statements.

September 30, 2008	Baron Small Cap Fund

STATEMENT OF NET ASSETS

September 30, 2008

Shares		Cost	Value
Common Stocks (88.26%)
	Advertising Services (1.12%)
2,900,000	National CineMedia, Inc.[5]	$67,733,170	$32,045,000

	Apparel (1.23%)
1,250,000	Fossil, Inc.[1]	32,469,145	35,287,500

	Building Materials (1.32%)
1,700,000	Eagle Materials, Inc.	38,266,383	38,029,000

	Business Services (2.40%)
200,000	Advent Software, Inc.[1]	8,175,180	7,046,000
1,050,000	Iron Mountain, Inc.[1]	7,127,972	25,630,500
695,323	MSCI, Inc., Cl A1	15,555,599	16,687,752
1,000,000	RiskMetrics Group, Inc.[1]	17,515,915	19,570,000

		48,374,666	68,934,252

	Communications (6.51%)
1,500,000	American Tower Corp., Cl A1,4	5,358,834	53,955,000
574,300	Equinix, Inc.[1]	37,405,871	39,890,878
2,750,000	SBA Communications Corp., Cl A1	27,026,676	71,142,500
2,100,000	tw telecom, Inc.[1]	34,507,801	21,819,000

		104,299,182	186,807,378

	Consulting (3.82%)
650,000	Corporate Executive Board Co.	27,774,516	20,312,500
2,500,000	Gartner, Inc.[1]	53,680,487	56,700,000
575,000	Huron Consulting Group, Inc.[1]	28,785,635	32,763,500

		110,240,638	109,776,000

	Consumer Products (2.95%)
1,575,000	DTS, Inc.[1,5]	32,646,813	43,832,250
1,200,000	Marvel Entertainment, Inc.[1]	26,370,350	40,968,000

		59,017,163	84,800,250

	Education (6.22%)
650,000	American Public Education, Inc.[1]	21,150,407	31,382,000
850,000	Capella Education Co.[1,5]	35,671,508	36,431,000
3,889,402	SkillSoft PLC, ADR[1,2]	29,074,743	40,683,145
350,000	Strayer Education, Inc.	29,293,250	70,091,000

		115,189,908	178,587,145

	Energy (6.14%)
300,000	Berry Petroleum Co., Cl A	16,465,938	11,619,000
225,000	Carrizo Oil & Gas, Inc.[1]	13,030,626	8,160,750
2,500,000	Covanta Holding Corp.[1]	38,709,339	59,850,000
400,000	Linn Energy LLC	13,704,627	6,120,000
1,500,000	Raser Technologies, Inc.[1]	13,650,881	12,750,000
843,825	Rex Energy Corp.[1]	20,593,582	13,298,682
700,000	SunPower Corp., Cl A1	19,092,313	49,651,000
411,300	Team, Inc.[1]	11,111,687	14,856,156

		146,358,993	176,305,588

	Energy Services (1.79%)
300,000	Bristow Group, Inc.[1]	14,223,352	10,152,000
1,000,000	Energy Recovery, Inc.[1]	9,445,808	9,590,000
857,500	PHI, Inc.[1]	24,669,136	31,667,475

		48,338,296	51,409,475

	Environmental (3.29%)
800,000	Clean Harbors, Inc.[1]	43,488,644	54,040,000
2,200,500	EnergySolutions, Inc.	40,822,905	22,005,000
1,000,000	Nalco Holding Co.	17,014,844	18,540,000

		101,326,393	94,585,000

	Financial Services — Insurance (0.51%)
200,000	Arch Capital Group, Ltd.[1,2]	5,515,966	14,606,000

	Financial Services — Miscellaneous (0.54%)
400,000	Bankrate, Inc.[1]	17,706,400	15,564,000

	Food (0.80%)
3,500,000	Smart Balance, Inc.[1,5]	33,367,601	22,960,000

Shares		Cost	Value
Common Stocks (continued)
	Government Services (7.21%)
1,500,000	AeroVironment, Inc.[1,5]	$34,673,956	$47,925,000
2,050,000	FLIR Systems, Inc.[1]	14,086,787	78,761,000
2,500,000	L-1 Identity Solutions, Inc.[1]	43,586,514	38,200,000
1,143,500	Stanley, Inc.[1,5]	16,852,275	42,206,585

		109,199,532	207,092,585

	Healthcare Facilities (3.74%)
1,500,000	Brookdale Senior Living, Inc.	36,458,921	32,985,000
1,525,000	Emeritus Corp.[1]	46,025,139	37,972,500
2,300,000	Skilled Healthcare Group, Inc., Cl A1	33,550,973	36,547,000

		116,035,033	107,504,500

	Healthcare Services (1.46%)
475,000	Gen-Probe, Inc.[1]	21,507,724	25,198,750
950,000	inVentiv Health, Inc.[1]	27,678,305	16,777,000

		49,186,029	41,975,750

	Hotels and Lodging (1.07%)
20,000,000	Mandarin Oriental International, Ltd.[2]	40,047,095	30,600,000

	Industrial Services (0.54%)
400,000	Thomas & Betts Corp.[1]	16,227,359	15,628,000

	Infrastructure (2.57%)
1,200,000	AECOM Technology Corp.[1]	29,450,937	29,328,000
1,062,500	Orion Marine Group, Inc.[1]	14,562,544	11,145,625
1,260,400	Willbros Group, Inc.[1,2]	42,884,229	33,400,600

		86,897,710	73,874,225

	Machinery & Electronics (0.76%)
1,300,000	Colfax Corp.[1]	25,697,285	21,723,000

	Manufacturing (7.17%)
1,700,000	Actuant Corp., Cl A	29,848,706	42,908,000
1,068,828	HEICO Corp., Cl A	28,957,127	29,991,314
800,000	Kaydon Corp.	40,270,984	36,048,000
1,000,650	Kennametal, Inc.	31,896,182	27,137,628
2,100,000	Rubicon Technology, Inc.[1,5]	35,039,592	15,162,000
1,600,000	TransDigm Group, Inc.[1]	44,053,252	54,768,000

		210,065,843	206,014,942

	Medical Equipment (7.25%)
2,136,200	Immucor, Inc.[1]	20,358,789	68,272,952
175,000	Intuitive Surgical, Inc.[1]	2,537,500	42,171,500
1,000,000	Inverness Medical Innovations, Inc.[1]	42,391,327	30,000,000
1,325,000	Masimo Corp.[1]	30,033,725	49,290,000
500,000	Nanosphere, Inc.[1]	7,014,820	4,265,000
625,000	Natus Medical, Inc.[1]	12,392,392	14,162,500

		114,728,553	208,161,952

	Minerals & Mining (0.01%)
9,600	Kaiser Aluminum Corp.	588,000	412,320

	Miscellaneous (2.11%)
2,500,000	Heckmann Corp.[1]	20,561,049	20,625,000
2,500,000	Liberty Acquisition Holdings Corp.[1]	22,555,000	21,750,000
2,000,000	Trian Acquisition I Corp., Units[1,6]	20,000,000	18,300,000

		63,116,049	60,675,000

	Real Estate (1.20%)
2,458,000	CB Richard Ellis Group, Inc., Cl A1	24,068,707	32,863,460
426,098	HFF, Inc., Cl A1	7,285,353	1,704,392

		31,354,060	34,567,852

	Real Estate — REITs (1.65%)
1,000,000	Digital Realty Trust, Inc.	37,313,700	47,250,000

	Recreation and Resorts (5.16%)
1,750,000	Gaylord Entertainment Co.[1]	53,414,894	51,397,500
2,964,000	Great Wolf Resorts, Inc.[1,5]	54,717,006	10,848,240
2,000,000	Penn National Gaming, Inc.[1]	55,767,518	53,140,000
400,000	Wynn Resorts, Ltd.	827,056	32,656,000

		164,726,474	148,041,740

See Notes to Financial Statements.	17

Baron Small Cap Fund	September 30, 2008

STATEMENT OF NET ASSETS (CONTINUED)

September 30, 2008

Shares		Cost	Value
Common Stocks (continued)
	Restaurants (1.79%)
1,400,000	Cheesecake Factory, Inc.[1]	$31,290,016	$20,468,000
3,450,000	Texas Roadhouse, Inc., Cl A1	42,761,585	31,015,500

		74,051,601	51,483,500

	Retail — Consumer Staples (1.71%)
3,750,000	Iconix Brand Group, Inc.[1,5]	62,618,693	49,050,000

	Retail — Specialty Stores (3.03%)
2,322,053	Casual Male Retail Group, Inc.[1,5]	12,858,987	9,125,668
875,000	Design Within Reach, Inc.[1,5]	10,536,265	2,843,750
1,460,168	J. Crew Group, Inc.[1]	51,591,927	41,717,000
2,500,000	Ulta Salon, Cosmetics & Fragrance, Inc.[1]	47,386,863	33,200,000

		122,374,042	86,886,418

	Software (0.82%)
870,000	Ultimate Software Group, Inc.[1]	25,130,043	23,490,000

	Utility Services (0.37%)
1,000,000	Cascal N.V.[2]	12,438,902	10,500,000

Total Common Stocks		2,289,999,907	2,534,628,372

Private Equity Investments (1.34%)
	Recreation and Resorts
3,500,000	Kerzner Intl. Holdings, Ltd., Cl A1,2,3	35,000,000	38,500,000

Warrants (0.03%)
	Miscellaneous (0.03%)
1,226,500	Liberty Acquisition Holdings Corp. Warrants Exp 12/12/2013[1]	2,399,034	858,550

	Retail — Specialty Stores (0.00%)
100,000	Casual Male Retail Group, Inc. Warrants Exp 07/02/2010[1,3,5]	49,000	0

Total Warrants		2,448,034	858,550

Principal Amount		Cost	Value
Short Term Investments (10.32%)
	Short Term Money Market Instruments
$296,282,897	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2008, 0.10% due 10/01/2008; Proceeds at maturity – $296,283,720; (Fully collateralized by U.S. Treasury Bill, 0.00% due 07/02/2009; Market value – $311,097,063)	$296,282,897	$296,282,897

Total Investments (99.95%)		$2,623,730,838	2,870,269,819

Cash and Other Assets Less Liabilities (0.05%)			1,329,149

Net Assets (Equivalent to $18.70 per share based on 153,546,748 shares outstanding)			$2,871,598,968

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign domiciled corporation.
[3]	At September 30, 2008, the market value of restricted and fair valued securities amounted to $38,500,000 or 1.34% of Net Assets. None of these securities are deemed liquid. See Note 7.
[4]	Represents securities or a portion thereof, in segregated custodian account. See Note 10.
[5]	See Note 9 regarding “Affiliated” companies.
[6]	One unit consists of one common share and one warrant.
ADR	American Depositary Receipt.

18	See Notes to Financial Statements.

September 30, 2008	Baron i Opportunity Fund

STATEMENT OF NET ASSETS

September 30, 2008

Shares		Cost	Value
Common Stocks (95.55%)
	Advertising Services (6.47%)
13,333	Google, Inc., Cl A1	$2,294,302	$5,340,133
420,497	National CineMedia, Inc.	7,365,106	4,646,492

		9,659,408	9,986,625
	Business Services (11.43%)
20,000	Advent Software, Inc.[1]	858,448	704,600
94,000	CyberSource Corp.[1]	1,537,749	1,514,340
44,000	FactSet Research Systems, Inc.	2,531,472	2,299,000
60,500	IHS, Inc., Cl A1	2,747,492	2,882,220
145,834	MSCI, Inc., Cl A1	4,001,983	3,500,016
30,000	NDS Group plc, ADR[1,2]	1,480,974	1,676,700
117,500	Omniture, Inc.[1]	2,689,116	2,157,300
72,000	RiskMetrics Group, Inc.[1]	1,357,902	1,409,040
58,000	Trimble Navigation, Ltd.[1]	1,634,316	1,499,880

		18,839,452	17,643,096
	Communications (18.54%)
157,500	American Tower Corp., Cl A1	2,863,255	5,665,275
126,500	Equinix, Inc.[1]	6,101,039	8,786,690
178,500	NII Holdings, Inc.[1]	11,406,067	6,768,720
230,000	SBA Communications Corp., Cl A1	4,971,547	5,950,100
140,000	tw telecom, Inc.[1]	2,043,151	1,454,600

		27,385,059	28,625,385
	Communications Equipment (4.16%)
64,000	QUALCOMM, Inc.	2,304,478	2,750,080
53,900	Research in Motion, Ltd.[1,2]	1,737,401	3,681,370

		4,041,879	6,431,450
	Computer Technology (3.24%)
44,000	Apple, Inc.[1]	2,404,523	5,001,040
	Consulting (3.45%)
235,000	Gartner, Inc.[1]	4,953,807	5,329,800
	Consumer Products (1.44%)
80,000	DTS, Inc.[1]	1,954,282	2,226,400
	Energy (1.45%)
31,500	SunPower Corp., Cl A1	2,195,853	2,234,295
	Financial Services — Brokerage & Exchanges (11.69%)
450,500	BM&F BOVESPA SA, 144A2 (formerly Bolsa de Mercadorias e Futuros, 144A)	5,290,401	2,012,323
235,000	Charles Schwab Corp.	2,414,473	6,110,000
15,137	CME Group, Inc., Cl A	4,031,108	5,623,547
139,300	FCStone Group, Inc.[1]	3,359,811	2,506,007
22,300	IntercontinentalExchange, Inc.[1]	2,214,573	1,799,164

		17,310,366	18,051,041
	Financial Services — Miscellaneous (6.29%)
165,500	Bankrate, Inc.[1]	5,866,157	6,439,605
125,000	Redecard SA, GDR 144A2	4,200,226	3,268,700

		10,066,383	9,708,305
	Gaming Services (1.75%)
117,500	Scientific Games Corp., Cl A1	3,437,009	2,704,850
	Healthcare Services (5.03%)
545,544	HLTH Corp.[1]	6,713,042	6,235,568
51,500	WebMD Health Corp., Cl A1,4	1,396,507	1,531,610

		8,109,549	7,767,178
	Information Services (1.10%)
96,000	comScore, Inc.[1]	2,025,025	1,692,480
	Leisure (4.59%)
250,000	Activision Blizzard, Inc.[1] (formerly Activision, Inc.)	2,061,580	3,857,500
87,500	Electronic Arts, Inc.[1]	4,662,803	3,236,625

		6,724,383	7,094,125

Shares		Cost	Value
Common Stocks (continued)
	Media (3.33%)
75,000	Lamar Advertising Co., Cl A1	$3,712,775	$2,316,750
403,331	TechTarget, Inc.[1]	5,016,111	2,823,317

		8,728,886	5,140,067
	Real Estate (2.78%)
45,000	CoStar Group, Inc.[1]	1,286,985	2,042,550
1,060,000	Move, Inc.[1]	3,201,955	2,247,200

		4,488,940	4,289,750
	Real Estate — REITs (2.96%)
96,800	Digital Realty Trust, Inc.	3,730,559	4,573,800
	Retail — Specialty Stores (2.42%)
35,100	Blue Nile, Inc.[1]	1,510,608	1,504,737
950,200	drugstore.com, Inc.[1]	2,777,167	2,232,970

		4,287,775	3,737,707
	Software (3.43%)
279,000	Nuance Communications, Inc.[1]	3,883,976	3,401,010
70,000	Ultimate Software Group, Inc.[1]	1,808,835	1,890,000

		5,692,811	5,291,010

Total Common Stocks		146,035,949	147,528,404

Warrants (0.00%)
200,000	Loudeye Corp. Warrants Exp 12/23/2010[1,3]	0	0

Principal Amount
Short Term Investments (5.84%)
	Short Term Money Market Instruments
$1,700,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2008, 0.10% due 10/01/2008; Proceeds at maturity – $1,700,005; (Fully collateralized by U.S. Treasury Note, 4.50% due 03/31/2009; Market value – $1,788,600)[5]	1,700,000	1,700,000
7,310,441	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2008, 0.10% due 10/01/2008; Proceeds at maturity – $7,310,461; (Fully collateralized by U.S. Treasury Note, 4.875% due 05/15/2009; Market value – $7,676,363)	7,310,441	7,310,441
71	State Street Eurodollar Time Deposit, 0.50% due 10/01/2008	71	71

Total Short Term Investments		9,010,512	9,010,512

Total Investments (101.39%)		$155,046,461	156,538,916

Liabilities Less Cash and Other Assets (-1.39%)			(2,152,189)

Net Assets (Equivalent to $9.90 per share based on 15,591,060 shares outstanding)			$154,386,727

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign domiciled corporation.
[3]	At September 30, 2008, the market value of restricted and fair valued securities amounted to $0 or 0.00% of Net Assets. None of these securities are deemed liquid.
[4]	Represents securities, or a portion thereof, on loan as of September 30, 2008.
[5]	Investment from cash collateral received for loaned securities.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
144A

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted. At September 30, 2008, the market value of Rule 144A securities amounted to $5,281,023 or 3.42% of Net Assets.

See Notes to Financial Statements.	19

Baron Fifth Avenue Growth Fund	September 30, 2008

STATEMENT OF NET ASSETS

September 30, 2008

Shares		Cost	Value
Common Stocks (91.70%)
	Advertising Services (3.23%)
4,700	Google, Inc., Cl A1	$1,153,226	$1,882,444

	Apparel (1.83%)
16,000	Polo Ralph Lauren Corp., Cl A	898,181	1,066,240

	Beverages (2.76%)
13,000	Diageo plc, ADR[2]	858,647	895,180
10,000	PepsiCo, Inc.	594,202	712,700

		1,452,849	1,607,880

	Business Services (3.26%)
13,000	Ecolab, Inc.	566,801	630,760
16,000	FedEx Corp.	1,722,259	1,264,640

		2,289,060	1,895,400

	Communications (8.49%)
23,000	America Movil S.A.B. de C.V., Series L ADR[2]	1,424,511	1,066,280
54,000	American Tower Corp., Cl A1	1,014,182	1,942,380
18,000	Equinix, Inc.[1]	1,425,726	1,250,280
18,000	NII Holdings, Inc.[1]	976,603	682,560

		4,841,022	4,941,500

	Communications Equipment (2.73%)
37,000	QUALCOMM, Inc.	1,754,125	1,589,890

	Computer Technology (4.11%)
10,000	Apple, Inc.[1]	679,432	1,136,600
47,000	Microsoft Corp.	1,035,724	1,254,430

		1,715,156	2,391,030

	Consumer Products (1.31%)
1,000	Mohawk Industries, Inc.[1]	60,086	67,390
10,000	Procter & Gamble Co.	540,938	696,900

		601,024	764,290

	Distribution (3.22%)
38,000	Fastenal Co.	1,449,401	1,876,820

	Energy (12.39%)
16,000	Devon Energy Corp.	1,676,193	1,459,200
17,000	Diamond Offshore Drilling, Inc.	1,520,198	1,752,020
17,000	Transocean, Inc.[1,2]	1,624,976	1,867,280
46,000	XTO Energy, Inc.	2,234,798	2,139,920

		7,056,165	7,218,420

	Financial Services — Asset Management (1.02%)
16,000	AllianceBernstein Holding L.P.	653,410	592,160

	Financial Services — Banking (7.16%)
29,000	JPMorgan Chase & Co.	1,010,556	1,354,300
75,000	Wells Fargo & Company	2,454,411	2,814,750

		3,464,967	4,169,050

	Financial Services — Brokerage & Exchanges (6.81%)
91,000	Charles Schwab Corp.	980,821	2,366,000
1,900	CME Group, Inc., Cl A	354,198	705,869
7,000	Goldman Sachs Group, Inc.	1,107,878	896,000

		2,442,897	3,967,869

	Financial Services — Insurance (3.12%)
3,000	ACE, Ltd.[2]	171,906	162,390
3,000	Arch Capital Group, Ltd.[1,2]	224,909	219,090
11	Berkshire Hathaway, Inc., Cl A1	1,031,232	1,436,600

		1,428,047	1,818,080

	Financial Services — Miscellaneous (2.13%)
35,000	American Express Co.	1,791,753	1,240,050

	Food (2.14%)
15,000	Cadbury plc, ADR[2]	628,009	614,100
9,000	Groupe Danone[2]	698,630	633,511

		1,326,639	1,247,611

Shares		Cost	Value
Common Stocks (continued)
	Healthcare Services (1.98%)
21,000	Thermo Fisher Scientific, Inc.[1]	$1,189,196	$1,155,000

	Industrial Services (0.59%)
5,000	3M Co.	433,581	341,550

	Media (3.48%)
76,000	Comcast Corp., Cl A	1,716,857	1,498,720
17,000	Lamar Advertising Co., Cl A1	897,060	525,130

		2,613,917	2,023,850

	Real Estate — Home Building (2.38%)
55,000	Toll Brothers, Inc.[1]	1,099,856	1,387,650

	Recreation and Resorts (1.96%)
14,000	Wynn Resorts, Ltd.	997,848	1,142,960

	Restaurants (3.81%)
36,000	McDonald’s Corp.	2,092,631	2,221,200

	Retail — Consumer Staples (5.08%)
18,000	CVS Caremark Corp.	418,466	605,880
48,000	Target Corp.	2,209,551	2,354,400

		2,628,017	2,960,280

	Retail — Specialty Stores (6.71%)
77,000	Home Depot, Inc.	2,588,615	1,993,530
23,000	Kohl’s Corp.[1]	1,040,321	1,059,840
24,000	Tiffany & Co.	753,999	852,480

		4,382,935	3,905,850

Total Common Stocks		49,755,903	53,407,074

Principal Amount
Short Term Investments (8.40%)
	Short Term Money Market Instruments
$4,892,887	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/30/2008, 0.10% due 10/01/2008; Proceeds at maturity – $4,892,901; (Fully collateralized by U.S. Treasury Note, 4.875% due 05/15/2009; Market value – $5,141,813)	4,892,887	4,892,887

Total Investments (100.10%)		$54,648,790	58,299,961

Liabilities Less Cash and Other Assets (-0.10%)			(56,278)

Net Assets (Equivalent to $10.38 per share based on 5,609,168 shares outstanding)			$58,243,683

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign domiciled corporation.
ADR	American Depositary Receipt.

20	See Notes to Financial Statements.

September 30, 2008	Baron Funds

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2008

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron iOpportunity Fund	Baron Fifth Avenue Growth Fund
Assets:
Investments in securities, at cost
Unaffiliated investments	$2,103,094,456	$3,633,274,730	$1,930,683,075	$146,036,020	$49,755,903
“Affiliated” investments	79,484,828	512,696,092	396,764,866	—	—
Repurchase agreements	159,390,324	347,762,563	296,282,897	9,010,441	4,892,887

Investments in securities, at value
Unaffiliated investments	$2,919,660,514	$4,403,207,117	$2,261,557,429	$147,528,475	$53,407,074
“Affiliated” investments	215,241,200	869,719,516	312,429,493	—	—
Repurchase agreements	159,390,324	347,762,563	296,282,897	9,010,441	4,892,887

Receivable for securities sold	25,579,571	43,506,221	15,988,365	—	87,388
Receivable for shares sold	1,809,451	18,767,912	2,600,808	110,457	10,700
Dividends and interest receivable	2,732,268	1,449,570	660,764	98,317	52,467
Prepaid expenses	21,597	34,825	17,638	987	455

	3,324,434,925	5,684,447,724	2,889,537,394	156,748,677	58,450,971

Liabilities:
Payable for collateral on loaned securities	—	51,072,970	—	1,700,000	—
Payable for shares redeemed	8,320,667	13,430,285	6,403,736	176,323	63,129
Payable for securities purchased	3,827,707	4,477,414	11,185,762	367,522	52,061
Investment advisory fees payable (Note 4)	1,055	1,996	1,506	1,134	1,634
Distribution fees payable (Note 4)	1,424	2,261	1,132	1,034	970
Accrued expenses and other payables	441,132	442,805	346,290	115,937	89,494

	12,591,985	69,427,731	17,938,426	2,361,950	207,288

Net Assets	$3,311,842,940	$5,615,019,993	$2,871,598,968	$154,386,727	$58,243,683

Net Assets consist of:
Capital paid-in	$2,198,133,206	$4,699,979,095	$2,624,344,019	$183,460,012	$50,819,338
Accumulated net investment income (loss)	—	4,870,213	(49,101)	—	(361)
Accumulated net realized gain (loss) on investments and foreign currency transactions	161,431,366	(216,784,661)	782,956	(30,565,740)	3,773,535
Net unrealized appreciation of investments and foreign currency transactions	952,278,368	1,126,955,346	246,521,094	1,492,455	3,651,171

Net Assets	$3,311,842,940	$5,615,019,993	$2,871,598,968	$154,386,727	$58,243,683

Shares Outstanding ($.01 par value; indefinite shares authorized)	63,545,552	134,684,865	153,546,748	15,591,060	5,609,168

Net Asset Value Per Share	$52.12	$41.69	$18.70	$9.90	$10.38

See Notes to Financial Statements.	21

Baron Funds	September 30, 2008

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2008

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron iOpportunity Fund	Baron Fifth Avenue Growth Fund
Investment income:
Income:
Interest	$4,467,814	$10,825,994	$5,877,394	$327,733	$30,785
Dividends - unaffiliated investments	28,822,235	32,298,790	22,256,969	747,003	1,119,512
Dividends - “affiliated” investments	—	772,500	1,628,868	—	—
Securities lending income	205,151	3,291,621	—	131,115	—
Taxes withheld on dividends	(214,468)	(203,907)	(37,337)	(7,546)	(4,078)

Total income	33,280,732	46,984,998	29,725,894	1,198,305	1,146,219

Expenses:
Investment advisory fees (Note 4)	39,767,714	64,427,404	33,144,354	1,898,556	824,821
Distribution fees (Note 4)	9,941,929	16,106,851	8,286,150	474,639	206,205
Reports to shareholders	1,569,680	2,440,160	1,008,470	94,120	26,831
Shareholder servicing agent fees and expenses	832,594	1,075,693	521,334	122,079	38,587
Custodian fees	236,195	278,160	291,655	25,346	25,754
Professional fees	102,150	111,599	82,990	34,552	30,525
Trustee fees and expenses	96,345	158,753	80,520	4,778	2,158
Registration and filing fees	67,080	103,920	71,745	13,075	20,020
Insurance expense	57,295	91,529	47,462	2,556	1,466
Administration fees	31,096	31,063	31,072	31,180	31,053
Line of credit fees	22,576	36,020	18,645	1,150	533
Miscellaneous expenses	1,016	2,193	1,181	607	508

Total operating expenses	52,725,670	84,863,345	43,585,578	2,702,638	1,208,461
Expense reimbursements from Adviser (Note 4)	—	—	—	—	(52,864)
Expense offsets (Note 2)	(48,609)	(76,643)	(24,794)	(7,069)	(1,551)

Net expenses	52,677,061	84,786,702	43,560,784	2,695,569	1,154,046

Net investment loss	(19,396,329)	(37,801,704)	(13,834,890)	(1,497,264)	(7,827)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold - unaffiliated investments	149,557,942	(162,254,149)	82,474,301	10,729,483	4,993,979
Net realized gain (loss) on investments sold - “affiliated” investments	11,451,493	(35,193,123)	(26,340,859)	—	—
Net realized gain (loss) on foreign currency transactions	(183,115)	21,115	(49,101)	12,695	(361)
Net change in unrealized appreciation (depreciation) of:
Investments	(965,206,080)	(1,162,978,779)	(826,598,342)	(59,701,814)	(23,277,266)
Foreign currency transactions	(44,062)	(465)	(17,887)	—	—

Net loss on investments	(804,423,822)	(1,360,405,401)	(770,531,888)	(48,959,636)	(18,283,648)

Net decrease in net assets resulting from operations	$(823,820,151)	$(1,398,207,105)	$(784,366,778)	$(50,456,900)	$(18,291,475)

22	See Notes to Financial Statements.

September 30, 2008	Baron Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Asset Fund		Baron Growth Fund		Baron Small Cap Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Increase (Decrease) in Net Assets:

Operations:
Net investment loss	$(19,396,329)	$(6,689,923)	$(37,801,704)	$(31,576,831)	$(13,834,890)	$(3,093,333)
Net realized gain (loss)	160,826,320	138,797,928	(197,426,157)	338,119,371	56,084,341	215,883,910
Net change in unrealized appreciation (depreciation)	(965,250,142)	554,958,141	(1,162,979,244)	865,493,925	(826,616,229)	436,676,351

Increase (decrease) in net assets resulting from operations	(823,820,151)	687,066,146	(1,398,207,105)	1,172,036,465	(784,366,778)	649,466,928

Distributions to shareholders from:
Net realized gain on investments	(138,620,976)	(266,497,466)	(324,783,267)	(285,910,925)	(233,778,767)	(372,128,469)

Decrease in net assets from distributions to shareholders	(138,620,976)	(266,497,466)	(324,783,267)	(285,910,925)	(233,778,767)	(372,128,469)

Capital share transactions:
Proceeds from the sale of shares	572,858,409	1,215,485,090	1,165,382,200	1,713,788,260	857,856,943	703,299,928
Net asset value of shares issued in reinvestment of dividends	134,219,969	256,514,493	315,623,097	277,672,917	227,312,816	353,558,000
Cost of shares redeemed	(900,749,750)	(790,204,725)	(1,218,881,706)	(1,117,535,772)	(717,794,987)	(733,478,669)

Increase (decrease) in net assets derived from capital share transactions	(193,671,372)	681,794,858	262,123,591	873,925,405	367,374,772	323,379,259
Redemption fees	—	—	—	—	—	—

Increase (decrease) in net assets	(1,156,112,499)	1,102,363,538	(1,460,866,781)	1,760,050,945	(650,770,773)	600,717,718

Net Assets:
Beginning of year	4,467,955,439	3,365,591,901	7,075,886,774	5,315,835,829	3,522,369,741	2,921,652,023

End of year	$3,311,842,940	$4,467,955,439	$5,615,019,993	$7,075,886,774	$2,871,598,968	$3,522,369,741

Accumulated net investment income (loss) at end of year	$—	$—	$4,870,213	$(38,925)	$(49,101)	$—

Shares:
Shares sold	9,563,524	19,421,982	24,189,423	33,177,545	38,592,333	29,268,472
Shares issued in reinvestment of dividends	2,114,033	4,330,089	6,238,040	5,606,156	9,555,010	15,602,736
Shares redeemed	(15,250,340)	(12,653,150)	(25,451,691)	(21,635,413)	(32,870,571)	(30,439,690)

Net increase (decrease)	(3,572,783)	11,098,921	4,975,772	17,148,288	15,276,772	14,431,518

See Notes to Financial Statements.	23

Baron Funds	September 30, 2008

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Baron iOpportunity Fund		Baron Fifth Avenue Growth Fund
	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007
Increase (Decrease) in Net Assets:

Operations:
Net investment loss	$(1,497,264)	$(1,034,943)	$(7,827)	$(104,122)
Net realized gain (loss)	10,742,178	19,441,553	4,993,618	8,706,631
Net change in unrealized appreciation (depreciation)	(59,701,814)	24,756,707	(23,277,266)	8,921,553

Increase (decrease) in net assets resulting from operations	(50,456,900)	43,163,317	(18,291,475)	17,524,062

Distributions to shareholders from:
Net realized gain on investments	—	—	(8,432,058)	—

Decrease in net assets from distributions to shareholders	—	—	(8,432,058)	—

Capital share transactions:
Proceeds from the sale of shares	42,203,813	44,723,954	4,993,498	23,590,508
Net asset value of shares issued in reinvestment of dividends	—	—	8,255,310	—
Cost of shares redeemed	(35,434,494)	(35,294,788)	(38,446,686)	(54,208,224)

Increase (decrease) in net assets derived from capital share transactions	6,769,319	9,429,166	(25,197,878)	(30,617,716)
Redemption fees	70,357	41,559	—	—

Increase (decrease) in net assets	(43,617,224)	52,634,042	(51,921,411)	(13,093,654)

Net Assets:
Beginning of year	198,003,951	145,369,909	110,165,094	123,258,748

End of year	$154,386,727	$198,003,951	$58,243,683	$110,165,094

Accumulated net investment income (loss) at end of year	$—	$—	$(361)	$(6,725)

Shares:
Shares sold	3,409,757	3,820,656	407,055	1,781,515
Shares issued in reinvestment of dividends	—	—	654,664	—
Shares redeemed	(3,034,966)	(3,069,044)	(3,253,250)	(4,064,593)

Net increase (decrease)	374,791	751,612	(2,191,531)	(2,283,078)

24	See Notes to Financial Statements.

September 30, 2008	Baron Funds

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION.

Baron Investment Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers five series (individually a “Fund” and collectively the “Funds”): Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund. Prior to October 22, 2004, the name of the Trust was Baron Asset Fund.

The investment objectives of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through long-term investments primarily in securities of medium-sized growth companies with undervalued assets or favorable growth prospects. Prior to February 15, 2007, the Fund’s objective was to invest in small- and medium-sized growth companies.

Baron Growth Fund seeks capital appreciation through long-term investments primarily in the securities of small-sized growth companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small-sized growth companies.

Baron iOpportunity Fund seeks capital appreciation through investments primarily in growth companies that benefit from technology advances.

Baron Fifth Avenue Growth Fund seeks capital appreciation through investments primarily in the securities of larger growth companies.

2. SIGNIFICANT ACCOUNTING POLICIES.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

a)  Security Valuation.  Portfolio securities traded on any national stock exchange are valued based on the last sale price. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. Securities traded in foreign markets are valued based on the last sale price reported by local foreign markets and translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Where market quotations are not readily available, or in the Adviser’s judgment they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using policies and procedures approved by the Board of Trustees. The Adviser has a Fair Valuation Committee comprised of senior executives and certain Trustees. Factors the Fair Valuation Committee considers when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no assurance, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than sixty days will be valued at the highest bid price from the dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board of Trustees. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

b)  Foreign Currency Translations.  Values of investments denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions include gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

c)  Securities Transactions, Investment Income, Expense Allocation and Expense Offsets.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis which includes the accretion of discounts and amortization of premiums. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. The Funds’ expenses were reduced by expense offsets from an unaffiliated transfer agent. The Funds earned cash management credits which were used to reduce shareholder servicing agent fees and expenses. These offsets are included in Expense offsets in the Statements of Operations.

Baron Funds	September 30, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued).

d)  Securities Lending.  The Funds may loan securities to certain brokers. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government.

At September 30, 2008, Baron Growth Fund and Baron iOpportunity Fund had securities on loan with a value of $48,844,419 and $1,487,000, respectively and held $51,072,970 and $1,700,000 of short-term investments as collateral for these loans. For the year ended September 30, 2008, Baron Asset Fund, Baron Growth Fund and Baron iOpportunity Fund had securities lending income of $205,151, $3,291,621, and $131,115, respectively which is included in the Statements of Operations.

e)  Repurchase Agreements.  The Funds may invest in repurchase agreements, which are short-term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 105% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

f)  Federal Income Taxes.  Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

g)  Restricted Securities.  The Funds may invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser using procedures approved by the Board of Trustees.

h)  Distributions.  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, partnership basis adjustments and wash sale loss deferred.

i)  Short-term Trading Fee.  Baron iOpportunity Fund imposes a 1% short-term trading fee on redemptions and exchanges of shares held for less than six months. The fee is retained by Baron iOpportunity Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges, offset the portfolio transaction costs and facilitate portfolio management. The fee is accounted for as an addition to capital paid-in.

j)  Use of Estimates.  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates.

k)  Commitments and Contingencies.  In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

l)  New Accounting Pronouncements.  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157 (“SFAS 157”). SFAS 157, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework and expands disclosures about the use of fair value measurements. SFAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. SFAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact, if any, of applying the various provisions of SFAS 157.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

In September 2008, FASB issued a FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”). FSP

September 30, 2008	Baron Funds

2. SIGNIFICANT ACCOUNTING POLICIES (continued).

requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for fiscal years ending after November 15, 2008. This FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Management is currently evaluating the impact of this new requirement.

3. PURCHASES AND SALES OF SECURITIES.

Purchases and sales of securities, other than short term securities, for the year ended September 30, 2008 were as follows:

Fund	Purchases	Sales
Baron Asset Fund	$611,394,953	$973,409,444
Baron Growth Fund	1,628,235,607	1,579,865,231
Baron Small Cap Fund	1,280,082,085	1,318,310,554
Baron iOpportunity Fund	118,801,141	109,720,837
Baron Fifth Avenue Growth Fund	32,119,749	69,016,269

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

a)  Investment Advisory Fees.  BAMCO, Inc. (the “Adviser”), a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund equal to 1% per annum of the average daily net assets of the respective Funds. Baron Fifth Avenue Growth Fund pays the Adviser 1% per annum for average daily net assets under $1 billion, 0.95% per annum for average daily net assets greater than $1 billion but less than $2 billion, 0.90% per annum for average daily net assets over $2 billion but less than $3 billion, 0.85% per annum for average daily net assets over $3 billion but less than $4 billion, and 0.80% per annum for average daily net assets greater than $4 billion. For Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund, the Adviser has contractually agreed to reduce its fee to the extent required to limit the expense ratio (excluding portfolio transaction costs, interest and extraordinary expenses) to 1.50% and 1.40% of average daily net assets, respectively.

b)  Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee payable monthly equal to 0.25% per annum of the Funds’ average daily net assets.

c)  Trustee Fees.  Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds in that capacity.

d)  Fund Accounting and Administration Fees.  The Funds have entered into an agreement with the custodian bank to perform accounting and certain administrative services. The custodian bank is compensated for fund accounting based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

5. LINE OF CREDIT.

The Funds have entered into a committed line of credit agreement with the custodian bank to be used for temporary purposes, primarily for financing redemptions. Each Fund may borrow up to the lesser of $100 million or the maximum amount each Fund may borrow under the 1940 Act, the limitations included in each Fund’s prospectus, or any limit or restriction under any law or regulation to which each Fund is subject or any agreement to which each Fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the Funds may not exceed $100,000,000. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the Federal Funds Rate plus a margin of 0.50%. A commitment fee of 0.08% per annum is incurred on the unused portion of the line of credit and is allocated to the participating Funds. During the year ended September 30, 2008, there were no loans outstanding under the line of credit.

6. LITIGATION.

An action is pending in the Southern District of New York brought by a shareholder of Baron Growth Fund and of Baron Small Cap Fund against these two Funds, their Trustees, and the distributor, Baron Capital, Inc. The action alleges improper imposition of 12b-1 fees on Funds that were partially closed to new investors and seeks compensatory damages and to enjoin further 12b-1 fees. A motion to dismiss the complaint is currently pending. Neither the outcome nor the possible liability to these two Funds can be determined at this point. No amounts have been accrued in these financial statements with respect to the damages sought by this litigation.

Baron Funds	September 30, 2008

7. RESTRICTED SECURITIES.

At September 30, 2008, investments in securities included securities that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to policies and procedures for fair value pricing approved by the Board of Trustees. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At September 30, 2008, the Funds held investments in restricted and illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

Baron Asset Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Wynn Resorts, Ltd.	04/17/01	$113,188,766
Private Equity Investments
Apollo International, Inc. S-A Conv. Pfd.	07/21/99-10/03/02	0
Kerzner Intl. Holdings, Ltd., Cl A (See Note 10)	09/27/06	57,200,000
Windy City Investments Holdings LLC	11/13/07	40,407,385

Total Restricted Securities: (Cost $98,836,714) (6.36% of Net Assets)		$210,796,151

Baron Growth Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Wynn Resorts, Ltd.	04/22/02	$41,701,153
Private Equity Investments
FC Co-Investment Partners, L.P.	11/07/07	100,730,016
Fontainebleau Resorts, LLC	10/05/05-06/01/07	28,499,994
Island Global Yachting IV L.P.	6/22/07-09/12/08	3,267,163
Kerzner Intl. Holdings, Ltd., Cl A (See Note 10)	09/27/06	81,400,000
Windy City Investments Holdings LLC	11/13/07	13,601,406

Total Restricted Securities: (Cost $162,733,296) (4.79% of Net Assets)		$269,199,732

Baron Small Cap Fund

Name of Issuer	Acquisition Date(s)	Value

Private Equity Investments
Kerzner Intl. Holdings, Ltd., Cl A (See Note 10)	09/27/06	$38,500,000
Warrants
Casual Male Retail Group, Inc. Warrants Exp 07/02/2010	07/03/03	0

Total Restricted Securities: (Cost $35,049,000) (1.34% of Net Assets)		$38,500,000

Baron iOpportunity Fund

Name of Issuer	Acquisition Date(s)	Value

Warrants
Loudeye Corp. Warrants Exp 12/23/2010	12/22/04	$0

Total Restricted Securities: (Cost $0) (0.00% of Net Assets)		$0

September 30, 2008	Baron Funds

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS.

Federal income tax regulations differ from generally accepted accounting principles. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment loss and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatment of wash sale losses deferred, foreign currency gains and losses, partnership basis adjustments and net investment loss. Financial records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended September 30, 2008, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and capital paid-in relate primarily to the tax treatment of net investment loss, foreign currency gains and losses and partnership basis adjustments. Results of operations and net assets were not affected by these reclassifications.

Fund	Accumulated Net Investment Income (Loss)	Accumulated Realized Gain (Loss)	Capital Paid-In
Baron Asset Fund	$19,396,329	$682,761	$(20,079,090)
Baron Growth Fund	42,710,842	(21,115)	(42,689,727)
Baron Small Cap Fund	13,785,789	(11,994,827)	(1,790,962)
Baron iOpportunity Fund	1,497,264	(12,695)	(1,484,569)
Baron Fifth Avenue Growth Fund	14,191	40,594	(54,785)

As of September 30, 2008, the components of net assets on a tax basis were substantially as follows:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron iOpportunity Fund	Baron Fifth Avenue Growth Fund
Cost of investments	$2,341,568,384	$4,493,306,051	$2,623,303,599	$155,260,855	$54,957,571

Gross tax unrealized appreciation	$1,169,062,320	$1,450,448,264	$597,535,296	$24,824,302	$7,334,409
Gross tax unrealized depreciation	(216,382,728)	(323,065,584)	(350,586,963)	(23,546,241)	(3,992,019)

Net tax unrealized appreciation	952,679,592	1,127,382,680	246,948,333	1,278,061	3,342,390
Accumulated net investment income	—	—	—	—	—
Accumulated net realized gain	161,030,142	5,134,745	355,717	—	4,082,316
Post October capital/currency loss deferral	—	(217,476,527)	(49,101)	—	(361)
Capital loss carryforwards	—	—	—	(30,351,346)	—
Capital paid-in	2,198,133,206	4,699,979,095	2,624,344,019	183,460,012	50,819,338

Net Assets	$3,311,842,940	$5,615,019,993	$2,871,598,968	$154,386,727	$58,243,683

As of September 30, 2008, the Funds had capital loss carryforwards expiring as follows:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron iOpportunity Fund	Baron Fifth Avenue Growth Fund
September 30, 2010	$—	$—	$—	$8,539,442	$—
September 30, 2011	—	—	—	21,811,904	—

	$—	$—	$—	$30,351,346	$—

Capital loss carryforward utilized during the year ended September 30, 2008	$—	$—	$—	$8,623,904	$—

Baron Funds	September 30, 2008

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued).

The tax character of distributions paid during the fiscal years ended September 30, 2008 and September 30, 2007 was as follows:

	Year Ended September 30, 2008		Year Ended September 30, 2007
Fund	Ordinary[1]	Long Term Capital Gain	Ordinary[1]	Long Term Capital Gain
Baron Asset Fund	$—	$138,620,976	$—	$266,497,466
Baron Growth Fund	—	324,783,267	—	285,910,925
Baron Small Cap Fund	14,148,876	219,629,891	—	372,128,469
Baron iOpportunity Fund	—	—	—	—
Baron Fifth Avenue Growth Fund	59,708	8,372,350	—	—

In July 2006, FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006, and applies to all open tax years as of the date of effectiveness. Management has evaluated the adoption of FIN 48 and determined that there is no impact on the Funds’ financial statements.

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

9. TRANSACTIONS IN “AFFILIATED” COMPANIES.1

BARON ASSET FUND

Name of Issuer	Balance of Shares Held on September 30, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held on September 30, 2008	Value September 30, 2008	Dividend Income For the Year ended September 30, 2008
Alexander’s, Inc.	314,000		38,022	275,978	$110,391,200
Apollo International, Inc. S-A CV Pfd.	105,264			105,264	—
Vail Resorts, Inc.	3,000,000			3,000,000	104,850,000

Total investments in “affiliates” (6.50% of Net Assets)					$215,241,200	$0

BARON GROWTH FUND

Name of Issuer	Balance of Shares Held on September 30, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held on September 30, 2008	Value September 30, 2008	Dividend Income For the Year ended September 30, 2008
Allegiant Travel Co.	729,500	295,500	1,025,000	—	$—
Blue Nile, Inc.	800,000			800,000	34,296,000
Cheesecake Factory, Inc.[2]	3,675,000		675,000	3,000,000	—
Chemed Corp.	1,350,000	50,000		1,400,000	57,484,000	$330,000
DeVry, Inc.	3,700,000		25,000	3,675,000	182,059,500	442,500
Encore Acquisition Co.	3,100,000			3,100,000	129,518,000
FC Co-Investment Partners, L.P.	—	14,400,000		14,400,000	100,730,016
Peet’s Coffee & Tea, Inc.	700,000			700,000	19,544,000
Ralcorp Holdings, Inc.	1,400,000			1,400,000	94,374,000
SEACOR Holdings, Inc.	475,000	625,000		1,100,000	86,845,000
Select Comfort Corp.	2,400,000		2,400,000	—	—
SVB Financial Group	1,700,000			1,700,000	98,464,000
Steiner Leisure Ltd.[2]	877,978		443,891	434,087	—
Vail Resorts, Inc.	1,250,000	650,000		1,900,000	66,405,000

Total investments in “affiliates” (15.49% of Net Assets)					$869,719,516	$772,500

[1]	An “Affiliated” Company, as defined in the 1940 Act, is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended September 30, 2008.
[2]	As of September 30, 2008, no longer an affiliate.

September 30, 2008	Baron Funds

9. TRANSACTIONS IN “AFFILIATED” COMPANIES (continued).1

BARON SMALL CAP FUND

Name of Issuer	Balance of Shares Held on September 30, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held on September 30, 2008	Value September 30, 2008	Dividend Income For the Year ended September 30, 2008
AFC Enterprises, Inc.	2,250,000		2,250,000	—	$—
AeroVironment, Inc.	1,500,000			1,500,000	47,925,000
Build-A-Bear Workshop, Inc.	1,250,000		1,250,000	—	—
Capella Education Co.	553,199	296,801		850,000	36,431,000
Cash Systems, Inc.	1,000,000		1,000,000	—	—
Casual Male Retail Group, Inc.	2,564,856		242,803	2,322,053	9,125,668
Casual Male Retail Group, Inc., Warrants Exp 07/02/2010	100,000			100,000	—
Design Within Reach, Inc.	900,000		25,000	875,000	2,843,750
DTS, Inc.	1,500,000	75,000		1,575,000	43,832,250
Great Wolf Resorts, Inc.	2,884,000	80,000		2,964,000	10,848,240
Iconix Brand Group, Inc.	3,250,000	500,000		3,750,000	49,050,000
National CineMedia, Inc.	2,250,000	650,000		2,900,000	32,045,000	$1,628,868
NuCO2, Inc.	1,500,000		1,500,000	—	—
Rubicon Technology, Inc.	—	2,202,400	102,400	2,100,000	15,162,000
Smart Balance, Inc.[3]	1,671,000	1,829,000		3,500,000	22,960,000
Smart Balance, Inc., Units[4]	525,000		525,000	—	—
Smart Balance, Inc., Warrants Exp 12/16/2009[4]	129,000		129,000	—	—
Stanley, Inc.	1,623,700		480,200	1,143,500	42,206,585

Total investments in “affiliates” (10.88% of Net Assets)					$312,429,493	$1,628,868

[1]	An “Affiliated” Company, as defined in the 1940 Act, is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended September 30, 2008.
[2]	As of September 30, 2008, no longer an affiliate.
[3]	Increase due to exercise of units/warrants and additional purchases.
[4]	Decrease due to exercise of units/warrants.

10. COMMITMENTS AND CONTINGENCIES.

On September 27, 2006, Baron Asset Fund, Baron Growth Fund and Baron Small Cap Fund, in connection with their investment in Kerzner International Holdings Ltd. (“Kerzner”), each agreed to guarantee (“Windstorm Guarantee”) its proportionate share (based on each Fund’s ownership interests in Kerzner) of certain obligations relating to amounts that may become payable due to wind or storm damage at Kerzner’s Bahamian properties to the lenders that financed the Kerzner acquisition. The maximum amounts of potential future payments by each Fund would be $4,450,483 for Baron Asset Fund, $6,323,021 for Baron Growth Fund and $2,988,365 for Baron Small Cap Fund. The Windstorm Guarantee will expire June 2009. Accordingly, Baron Asset Fund, Baron Growth Fund and Baron Small Cap Fund have segregated securities valued in excess of the guarantee amount to meet these contingencies.

In addition, Baron Growth Fund committed to purchase up to $5,000,000 of Island Global Yachting IV L.P. As of September 30, 2008 Baron Growth Fund has funded $3,630,581 against this commitment.

Baron Funds	September 30, 2008

FINANCIAL HIGHLIGHTS

BARON ASSET FUND

Selected data for a share outstanding throughout each year:

	Year Ended September 30,
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999

Net asset value, beginning of year	$66.57	$60.08	$56.52	$47.89	$40.05	$35.65	$40.22	$63.35	$51.57	$39.96

Income from investment operations:
Net investment loss	(0.29)[1]	(0.10)[1]	(0.27)	(0.46)	(0.43)	(0.46)	(0.55)	(0.65)	(0.76)	(0.30)
Net realized and unrealized gain (loss) on investments	(12.08)	11.27	6.64	12.08	8.27	6.04	0.05	(17.87)	12.53	11.94

Total from investment operations	(12.37)	11.17	6.37	11.62	7.84	5.58	(0.50)	(18.52)	11.77	11.64

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.04)
Net realized gain on investments	(2.08)	(4.68)	(2.81)	(2.99)	0.00	(1.18)	(4.07)	(4.61)	0.00	0.00

Total distributions	(2.08)	(4.68)	(2.81)	(2.99)	0.00	(1.18)	(4.07)	(4.61)	0.00	(0.04)

Capital contribution	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.01	0.01

Net asset value, end of year	$52.12	$66.57	$60.08	$56.52	$47.89	$40.05	$35.65	$40.22	$63.35	$51.57

Total return	(19.14)%	19.56%	11.54%	25.21%	19.58%	16.11%	(2.54)%	(31.16)%	22.84%[3]	29.16%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$3,311.8	$4,468.0	$3,365.6	$2,687.4	$2,002.4	$1,957.2	$2,055.2	$2,692.3	$4,917.4	$5,863.1
Ratio of total expenses to average net assets	1.33%[2]	1.34%[2]	1.33%	1.34%	1.34%	1.34%	1.35%	1.37%	1.36%	1.31%
Less: Ratio of interest expense to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	(0.02)%	(0.01)%	(0.03)%	0.00%

Ratio of operating expenses to average net assets	1.33%	1.34%	1.33%	1.34%	1.34%	1.34%	1.33%	1.36%	1.33%	1.31%

Ratio of net investment loss to average net assets	(0.49)%	(0.17)%	(0.49)%	(0.91)%	(0.90)%	(1.14)%	(1.16)%	(1.14)%	(1.09)%	(0.57)%
Portfolio turnover rate	16.02%	13.39%	21.87%	11.47%	19.57%	27.95%	6.01%	4.33%	2.51%	15.64%

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.
[3]	Had the Adviser not made the capital contribution, the Fund’s performance would have been reduced by 0.02%.
[4]	Had the Adviser not made the capital contribution, the Fund’s performance would have been reduced by 0.03%.

32	See Notes to Financial Statements.

September 30, 2008	Baron Funds

FINANCIAL HIGHLIGHTS (continued)

BARON GROWTH FUND

Selected data for a share outstanding throughout each year:

	Year Ended September 30,
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999

Net asset value, beginning of year	$54.55	$47.23	$45.96	$38.92	$32.65	$26.96	$27.18	$32.26	$29.06	$20.32

Income from investment operations:
Net investment loss	(0.28)[1]	(0.25)[1]	(0.29)	(0.29)	(0.30)	(0.25)	(0.23)	(0.22)	(0.26)	(0.04)
Net realized and unrealized gain (loss) on investments	(10.07)	10.11	3.61	7.33	6.57	5.94	1.65	(1.67)	5.34	8.82

Total from investment operations	(10.35)	9.86	3.32	7.04	6.27	5.69	1.42	(1.89)	5.08	8.78

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.04)
Net realized gain on investments	(2.51)	(2.54)	(2.05)	0.00	0.00	0.00	(1.64)	(3.19)	(1.88)	0.00

Total distributions	(2.51)	(2.54)	(2.05)	0.00	0.00	0.00	(1.64)	(3.19)	(1.88)	(0.04)

Net asset value, end of year	$41.69	$54.55	$47.23	$45.96	$38.92	$32.65	$26.96	$27.18	$32.26	$29.06

Total return	(19.78)%	21.41%	7.36%	18.09%	19.20%	21.11%	5.02%	(6.06)%	18.63%	43.21%

Ratios/Supplemental data:
Net assets (in millions), end of year	$5,615.0	$7,075.9	$5,315.8	$5,005.1	$3,135.6	$2,185.4	$1,030.3	$512.3	$533.4	$439.4

Ratio of total expenses to average net assets	1.32%[2]	1.31%[2]	1.31%	1.31%	1.33%	1.36%	1.35%	1.36%	1.36%	1.40%
Less: Ratio of interest expense to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	(0.03)%

Ratio of operating expenses to average net assets	1.32%	1.31%	1.31%	1.31%	1.33%	1.36%	1.35%	1.36%	1.36%	1.37%

Ratio of net investment loss to average net assets	(0.59)%	(0.49)%	(0.61)%	(0.73)%	(0.89)%	(1.11)%	(1.02)%	(0.79)%	(0.78)%	(0.20)%
Portfolio turnover rate	25.97%	21.37%	21.27%	15.50%	27.15%	32.63%	18.31%	34.94%	39.00%	53.36%

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.

See Notes to Financial Statements.	33

Baron Funds	September 30, 2008

FINANCIAL HIGHLIGHTS (continued)

BARON SMALL CAP FUND

Selected data for a share outstanding throughout each year:

	Year Ended September 30,
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999

Net asset value, beginning of year	$25.47	$23.59	$23.08	$19.18	$17.26	$13.73	$12.69	$16.05	$13.37	$8.61

Income from investment operations:
Net investment loss	(0.09)[1]	(0.02)[1]	(0.18)	(0.10)	(0.15)	(0.11)	(0.14)	(0.11)	(0.16)	(0.10)
Net realized and unrealized gain (loss) on investments	(5.01)	4.96	1.43	4.55	2.07	4.02	1.18	(2.87)	2.84	4.86

Total from investment operations	(5.10)	4.94	1.25	4.45	1.92	3.91	1.04	(2.98)	2.68	4.76

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(1.67)	(3.06)	(0.74)	(0.55)	0.00	(0.38)	0.00	(0.38)	0.00	0.00

Total distributions	(1.67)	(3.06)	(0.74)	(0.55)	0.00	(0.38)	0.00	(0.38)	0.00	0.00

Net asset value, end of year	$18.70	$25.47	$23.59	$23.08	$19.18	$17.26	$13.73	$12.69	$16.05	$13.37

Total return	(21.44)%	22.54%	5.52%	23.56%	11.12%	29.20%	8.20%	(18.83)%	20.04%	55.28%

Ratios/Supplemental data:
Net assets (in millions), end of year	$2,871.6	$3,522.4	$2,921.7	$2,828.6	$1,782.1	$1,210.5	$719.1	$585.9	$879.5	$715.7

Ratio of operating expenses to average net assets	1.32%[2]	1.31%[2]	1.33%	1.33%	1.33%	1.36%	1.36%	1.35%	1.33%	1.34%

Ratio of net investment loss to average net assets	(0.42)%	(0.09)%	(0.73)%	(0.48)%	(0.88)%	(0.87)%	(0.97)%	(0.68)%	(0.90)%	(0.99)%
Portfolio turnover rate	41.52%	36.51%	39.99%	24.68%	32.92%	30.29%	55.07%	55.77%	53.18%	42.69%

[1]	Based on average shares outstanding.
[2]	Benefit of expense reduction rounds to less than 0.01%.

34	See Notes to Financial Statements.

September 30, 2008	Baron Funds

FINANCIAL HIGHLIGHTS (continued)

BARON iOPPORTUNITY FUND

Selected data for a share outstanding throughout each year:

	Year Ended September 30,
	2008	2007	2006	2005	2004	2003	2002	2001	2000[1]

Net asset value, beginning of year	$13.01	$10.05	$9.16	$7.58	$6.48	$3.63	$4.09	$8.76	$10.00

Income from investment operations:
Net investment income (loss)	(0.09)[2]	(0.07)[2]	(0.03)	(0.09)	(0.10)	(0.05)	(0.06)	(0.05)	0.03
Net realized and unrealized gain (loss) on investments	(3.02)	3.03	0.92	1.66	1.18	2.89	(0.40)	(4.59)	(1.28)

Total from investment operations	(3.11)	2.96	0.89	1.57	1.08	2.84	(0.46)	(4.64)	(1.25)

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.03)	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.03)	0.00

Redemption fees added to capital paid-in	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.02	0.01	0.00 [3]	0.00 [3]	0.01

Net asset value, end of year	$9.90	$13.01	$10.05	$9.16	$7.58	$6.48	$3.63	$4.09	$8.76

Total return	(23.90)%	29.45%[4]	9.72%	20.84%[4]	16.98%[4]	78.51%[4]	(11.25)%[4]	(53.14)%[4]	(12.40)%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$154.4	$198.0	$145.4	$145.7	$133.9	$109.3	$57.5	$73.7	$188.2

Ratio of operating expenses to average net assets	1.42%	1.43%	1.45%	1.52%	1.56%	1.67%	1.65%	1.55%	1.53%[6]
Less: Expense reimbursements and/or offsets	0.00%[7]	(0.01)%	0.00%	(0.02)%	(0.06)%	(0.17)%	(0.15)%	(0.05)%	(0.03)%[6]

Ratio of net expenses to average net assets	1.42%	1.42%	1.45%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%[6]

Ratio of net investment income (loss) to average net assets	(0.79)%	(0.61)%	(0.26)%	(1.01)%	(1.25)%	(1.18)%	(1.20)%	(0.75)%	0.46%[6]
Portfolio turnover rate	61.44%	46.20%	67.25%	83.64%	86.35%	89.72%	96.41%	123.30%	31.47%[5]

[1]	For the period February 29, 2000 (Commencement of Operations) to September 30, 2000.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the periods shown.
[5]	Not annualized.
[6]	Annualized.
[7]	Benefit of expense reduction rounds to less than 0.01%.

See Notes to Financial Statements.	35

Baron Funds	September 30, 2008

FINANCIAL HIGHLIGHTS (continued)

BARON FIFTH AVENUE GROWTH FUND

Selected data for a share outstanding throughout each year:

	Year Ended September 30,
	2008	2007	2006	2005	2004[1]

Net asset value, beginning of year	$14.12	$12.22	$11.56	$9.89	$10.00

Income from investment operations:
Net investment income (loss)	0.00 [2,3]	(0.01)[2]	(0.02)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	(2.62)	1.91	0.68	1.72	(0.09)

Total from investment operations	(2.62)	1.90	0.66	1.67	(0.11)

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(1.12)	0.00	0.00	0.00	0.00

Total distributions	(1.12)	0.00	0.00	0.00	0.00

Net asset value, end of year	$10.38	$14.12	$12.22	$11.56	$9.89

Total return	(19.96)%[4]	15.55%	5.71%	16.89%[4]	(1.10)%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$58.2	$110.2	$123.3	$96.5	$49.3

Ratio of operating expenses to average net assets	1.47%[6]	1.36%[6]	1.39%	1.49%	1.67%[7]
Less: Expense reimbursements from Adviser	(0.07)%	0.00%	0.00%	(0.09)%	(0.27)%[7]

Ratio of net expenses to average net assets	1.40%	1.36%	1.39%	1.40%	1.40%[7]

Ratio of net investment loss to average net assets	(0.01)%	(0.08)%	(0.16)%	(0.58)%	(0.79)%[7]
Portfolio turnover rate	39.59%	28.75%	105.77%	46.71%	7.58%[5]

[1]	For the period April 30, 2004 (Commencement of Operations) to September 30, 2004.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the periods shown.
[5]	Not annualized.
[6]	Benefit of expense reduction rounds to less than 0.01%.
[7]	Annualized.

36	See Notes to Financial Statements.

September 30, 2008	Baron Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Baron Investment Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baron Investment Funds Trust, comprising, respectively, Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund (collectively the “Funds”) at September 30, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 21, 2008

Baron Funds	September 30, 2008

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR EACH OF THE SERIES BY THE BOARD OF TRUSTEES (UNAUDITED)

The Board of Trustees (the “Board”) of Baron Investment Funds Trust (the “Trust”) met on May 20, 2008, to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory fee for each series of the Trust (a “Fund” and collectively the “Funds”). The members of the Board who are not affiliated with the Adviser (the “Independent Trustees”) met in separate session to discuss and consider the renewal of the advisory contracts for the Funds. An independent consultant provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from the consultant, and were advised by independent counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the advisory agreements for the Funds for an additional one-year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of services provided by the Adviser, the Independent Trustees relied on the information they received at the Board meeting, as well as on the information they received throughout the year. In particular, the Board considered the following:

•	Their confidence in the Adviser’s senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, quality and the level of performance of the services provided by the Adviser, including intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Funds’ custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Funds and the support services provided to the Board;

•

The Adviser’s investment principles and processes and the historical performance of the Funds as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

•	The total expense ratios of the Funds and their comparison to similar funds managed by other advisers over comparable periods;

•

The costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary for the implementation of investment strategies and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds; and

•	Any additional services provided by the Adviser.

The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Funds were appropriate and that the Funds were likely to continue to benefit from those services provided under the advisory contract with the Adviser.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

As part of their consideration of the investment performance of the Funds and the Adviser, the Board took into account reports prepared by an independent consultant and data supplied by independent data service providers. Performance of the Funds was compared to the performance of peer group funds managed by other advisers over comparable periods, and the expenses of the Funds were compared to the expenses of other funds. The Board considered total return and risk ratios of the Funds and of similar funds, and compared the annualized total return over one-, three-, five- and ten-year periods, where applicable, against expense group and performance universe averages. After considering all the information, the Board concluded that the Funds and their shareholders were benefiting from the Adviser’s investment management of the Funds.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

As part of their consideration of the cost of services provided and profits to be realized by the Adviser, the Board examined the fees charged by the Adviser as compared to the fees charged by comparable funds, based on information provided by the Adviser and by the independent consultant. The information considered by the Board compared various fees and expenses, as well as the total expense ratios, of the Funds against the same fees, expenses and total expense ratios of other funds of similar size, character and investment strategies. The total expense ratios for the Funds were comparable to the total expense ratios of the funds against which they were compared.

The Board also considered the Adviser’s management fees for other public pooled investment vehicles for which the Adviser serves as a sub-adviser and the basis of compensation for separate accounts and private accounts managed by an affiliated adviser. While the fees for the other funds and accounts are the same as, or lower than, the fees for the Funds, the Adviser performs only portfolio management services for those clients and does not provide many of the other services provided to the Funds. The Board discussed and considered those other services, which include accounting, oversight of service providers, legal, regulatory, compliance, risk management and Trustee support.

The Board also considered the costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary to implement investment strategies and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds. In addition, the Board also considered the financial condition of the Adviser and its affiliates.

September 30, 2008	Baron Funds

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR EACH OF THE SERIES BY THE BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)

The Board concluded that the management fee, as well as the total expenses paid by the Funds to the Adviser and its affiliate, were reasonable in light of the services provided and the performance of the Funds over various time periods.

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which the Funds’ management fees reflected economies of scale for the benefit of the Funds’ shareholders. The Board considered that with the exception of Baron Fifth Avenue Growth Fund, the Funds do not have breakpoint fees. The Board considered that the small- and mid-cap investment strategy required more attention by the Adviser than a strategy that involved other types of investing, particularly as the assets increase in size. The Board considered other components of the services provided by the Adviser with respect to economies of scale achieved as asset size increases. The Board concluded that based on the considerable reinvestment by the Adviser to support the Funds, including the continued significant increases in professional staff, the Funds’ management fee structure was reasonable with respect to economies achieved for the benefit of shareholders. The Board will continue to scrutinize the extent of economies of scale, asset growth and the Adviser’s plans to reinvest to further support the Funds.

After due consideration of the above enumerated factors, and additional factors, the Board, including a majority of the Independent Trustees, concluded that approval of the Funds’ investment advisory agreements was in the best interests of the Funds and their shareholders.

TAX INFORMATION (UNAUDITED)

We are required by the Internal Revenue Code to advise you within 60 days of the Funds’ fiscal year end as to the federal tax status of distributions paid by the Funds during such fiscal year.

During the fiscal year ended September 30, 2008, the Funds’ distributions to shareholders included:

Fund	Ordinary Income[1]	Long-Term Capital Gains[2]
Baron Asset Fund	$—	$138,620,976
Baron Growth Fund	—	324,783,267
Baron Small Cap Fund	14,148,876	219,629,891
Baron Fifth Avenue Growth Fund	59,708	8,372,350

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 15% for individuals pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003

Of the total ordinary income distributions paid by Baron Small Cap Fund, 100% is qualified dividend income subject to a reduced tax rate.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2008. The information necessary to complete your income tax return for the calendar year ended December 31, 2008 will be listed on Form 1099-DIV which will be mailed to you in January 2009.

Baron Funds	September 30, 2008

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

The Board oversees the management of the Funds. The following table lists the Trustees and Executive Officers of the Funds, their ages, current positions held with the Funds, length of time served with the Funds, principal occupations during the past five years and other Trusteeships/Directorships held outside of the Fund complex. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Investment Funds Trust, 767 Fifth Avenue, 49th Floor, New York, NY 10153. Trustees who are not deemed to be “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”), are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Interested Trustees.” All Trustees listed below, whether Interested or Disinterested, serve as Trustees for the Funds.

Name, Address & Date of Birth	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/Directorships Held by the Trustee

Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 65	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	20 years	Director, Chairman, CEO and CIO: the Firm* (2003-Present); President (2004-02/07), Chairman (1999-2004), and Trustee (1987-Present): Baron Investment Funds Trust; President (2004-02/07), Chairman (2003-2004), and Trustee (2003-Present): Baron Select Funds; Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present); President: the Firm* (03/06-06/07); Portfolio Manager: Baron Managed Funds plc (2005-Present); President (2004-02/07), Chairman (1997-2004), and Trustee (1997-06/07): Baron Capital Funds Trust.	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 53	President, Chief Operating Officer and Trustee	20 years	Director: the Firm* (2003-Present); Secretary: the Firm* (2003-04/08); President: the Firm* (02/07-Present); Chief Operating Officer: the Firm (05/06-present); General Counsel and Vice President: the Firm* (2003-2007); President (02/07-Present), Trustee (1987-Present), Secretary (2003-10/08): Baron Investment Funds Trust; President (02/07-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director: Baron Managed Funds plc (2005-Present); President (02/07-06/07) Trustee (1998-Present): Baron Capital Funds Trust.	None

Disinterested Trustees

Norman S. Edelcup(3),(4),(5) City of Sunny Isles Beach 18070 Collins Avenue Sunny Isles Beach, FL 33160 Age: 73	Trustee	20 years	Director: Marquis Bank (2007-Present) Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Mayor (2003-Present), Commissioner (2001-2003): Sunny Isles Beach, Florida; Director (2001-2006), Senior Vice President (2001-2004): Florida Savings Bank; Director: Valhi, Inc. (diversified company) (1975-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	Director: Marquis Bank (2007-Present); Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present) ; Director: Valhi, Inc. (diversified company) (1985-1998).

David I. Fuente(4),(5) 701 Tern Point Circle Boca Raton, FL 33431 Age: 62	Trustee	3 years	Director (1987-Present): Office Depot; Director: Ryder Systems, Inc. (1998-Present); Director: Dick’s Sporting Goods, Inc. (1993-Present); Trustee: Baron Capital Funds Trust (2004-06/07), Baron Investment Funds Trust, Baron Select Funds (2004-Present).	Director: Office Depot (1987-Present); Director: Ryder Systems, Inc. (1998-Present); Director: Dick’s Sporting Goods, Inc. (1993-Present).

September 30, 2008	Baron Funds

Name, Address & Date of Birth	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/Directorships Held by the Trustee

Charles N. Mathewson(4),(5) 9295 Prototype Drive Reno, NV 89521 Age: 80	Chairman and Trustee	20 years; (Elected as Chairman 08/04)	Chairman Emeritus (October 2003-Present), Chairman (1986-2003): International Game Technology, Inc. (manufacturer of microprocessor-controlled gaming machines and monitoring systems); Chairman: Baron Capital Funds Trust (2004-06/07), Baron Investment Funds Trust, Baron Select Funds (2004-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	None

Harold W. Milner(4),(5) 2293 Morningstar Drive Park City, UT 84060 Age: 74	Trustee	20 years	Retired; Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present); Chairman: Lightning Protection Systems, LLC (10/06-Present).	None

Raymond Noveck(3),(4),(5) 31 Karen Road Waban, MA 02168 Age: 65	Trustee	20 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	None

David A. Silverman, MD(4),(5) 146 Central Park West New York, NY 10024 Age: 58	Trustee	20 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	Director: New York Blood Center (1999-Present).

Alex Yemenidjian(4),(5) 1925 Century Park East Suite 1975 Los Angeles, CA 90067 Age: 53	Trustee	2 years	Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Director: Guess?, Inc. (retail) (2005-Present); Director: Regal Entertainment Group (entertainment company) (2005-Present); Director: USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Trustee: American Film Institute (2000-Present); Chairman and CEO: Metro-Goldwyn-Mayer, Inc. (1999-2005); Director: The Lincy Foundation (1989-Present); Director: The United Armenian Fund (1989-Present); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005); Trustee: Baron Investment Funds Trust (2006-Present), Baron Capital Funds Trust (12/06-06/07), Baron Select Funds (12/06-Present).	Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present); Director, USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Trustee: American Film Institute (2000-2007); Director: The Lincy Foundation (1989-Present); Director (1989-2008), Chairman (10/08-Present): The United Armenian Fund (1989-Present); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005).

Baron Funds	September 30, 2008

Name, Address & Date of Birth	Position(s) Held With the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/Directorships Held by the Trustee

Additional Officers of the Funds

Larry Cohn 767 Fifth Avenue New York, NY 10153 Age: 50	Vice President and Chief Information Officer	<1 year	Vice President and Chief Information Officer: Baron Capital, Inc., Baron Capital Management, Inc. and BAMCO, Inc. (2008-Present); Global Divisional Chief Information Officer, Investment Management Division: Lehman Brothers (2003-2008); Chief Information Officer: Neuberger Berman (1993-2003).	Director: Hebrew Academy of Nassau County (1996-Present).

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 49	Senior Vice President and Portfolio Manager	11 years	Director and Senior Vice President: the Firm* (2003-Present); Vice President: Baron Capital, Inc. (1997-2003); Portfolio Manager: Baron Small Cap Fund (1997-Present).	None

Gretta J. Heaney 767 Fifth Avenue New York, NY 10153 Age: 47	Vice President and Chief Compliance Officer	4 years	Vice President and Chief Compliance Officer: the Firm* (2003-Present), Baron Investment Funds Trust, Baron Select Funds (2004-Present), Baron USA Partners Fund, Ltd (2006-Present), Baron Managed Funds plc (2005-Present), Baron Capital Funds Trust (2003-06/07).	None

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 40	Vice President, Chief Legal Officer and Secretary	1 year	Vice President and Chief Legal Officer: the Firm*, Baron Investment Funds Trust, Baron Select Funds, Baron Managed Funds plc, Baron USA Partners Fund, Ltd. (08/07-Present); Secretary: the Firm* (04/08-Present); Secretary: Baron Investment Funds Trust, Baron Select Funds (10/08-Present); Managing Director and Chief Operating Officer: Legal and Compliance Division, Morgan Stanley (01/06-06/07); Director of Regulatory Matters: Credit Suisse Securities (USA) (04/04-01/06); Counsel to Vice Chairman: Credit Suisse Securities (USA) (09/02-04/04).	None

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 39	Senior Vice President and Portfolio Manager	5 years	Portfolio Manager: Baron Asset Fund (01/08-Present); Vice President: BAMCO, Inc. (2003-Present); Vice President: Baron Investment Funds Trust (2003-Present); Vice President, Research Analyst: Baron Capital, Inc. (1998-Present); Co-Portfolio Manager: Baron Asset Fund (2003-01/08); Co-Portfolio Manager (mid cap accounts): Baron Capital Management, Inc. (04/06-Present).	None

Susan Robbins 767 Fifth Avenue New York, NY 10153 Age: 53	Vice President	20 years	Director, Vice President and Senior Analyst: the Firm* (2003-Present); Vice President: Baron Investment Funds Trust (1994-Present), Baron Select Funds (2003-Present), Baron Capital Funds Trust (1998-06/07).	None

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 47	Treasurer and Chief Financial Officer	20 years	Chief Financial Officer and Treasurer: the Firm* (2003-Present), Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present), Baron USA Partners Fund, Ltd. (1993-Present), Baron Managed Funds plc. (2005-Present), Baron Capital Funds Trust (1998-06/07).	None

*	The Firm (Baron Capital Group, Inc. with its subsidiaries Baron Capital, Inc., Baron Capital Management, Inc. and BAMCO, Inc.).

(1)	Trustees deemed to be “Interested Trustees” of the Funds, as that term is defined in the 1940 Act by reason of their employment with the Funds’ Adviser and Distributor.

(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.

(3)	Members of the Audit Committee.

(4)	Members of the Nominating Committee.

(5)	Members of the Independent Committee.

1.800.99.BARON

www.BaronFunds.com

©2008 All Rights Reserved

SEP08

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee, Norman S. Edelcup and Raymond Noveck. Both Mr. Edelcup and Mr. Noveck are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following table shows the fees paid to PricewaterhouseCoopers, LLP, the registrant’s principal accounting firm during the fiscal year October 1, 2007 to September 30, 2008 (a) for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”), (b) for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees (“Audit-Related Fees”), (c) for professional services rendered for tax compliance, tax advice and tax planning (“Tax Fees”), and (d) for products and services provided by such accounting firm that are not included in (a), (b) or (c) above (“All Other Fees”).

For the Fiscal Year Ended September 30, 2008:

	Audit Fees	Tax Fees
Baron Asset Fund	$45,000	$23,400
Baron Growth Fund	47,250	8,400
Baron Small Cap Fund	45,000	8,400
Baron iOpportunity Fund	21,000	7,000
Baron Fifth Avenue Growth Fund	19,500	8,400

Pursuant to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Funds’ independent auditors.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Norman S. Edelcup and Raymond Noveck.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Certifications pursuant to Section 302 of the Sarbanes Oxley Act of 2002.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON INVESTMENT FUNDS TRUST

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: November 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: November 24, 2008

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date: November 24, 2008